UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[ x ]
Filed by Party other than the Registrant	[ ]
[ x ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

APD ANTIQUITIES, INC.

(Exact name of Registrant as specified in its charter.)

Commission File Number: 000-50738

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

APD Antiquities, Inc.

 1314 South Grand Blvd, Suite 2-17

Spokane, Washington 99202 Phone: (509) 744-8590

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

The purpose of this Information Statement is to is to inform the shareholders of record, that on June 30, 2012, thirteen (13) shareholders, including two officers and directors, who own in the aggregate approximately 66.65% of the issued and outstanding shares of the common stock, par value $0.001 per share (the "Common Stock") of APD Antiquities, Inc. a Nevada corporation (or APD) held as of the close of business on June 30, 2012 (the “Record Date”), gave their written consent to approve the following resolutions authorizing our proposed acquisition of certain mineral assets:  (1) to authorize the officers of APD to enter into the Option to Purchase Assets Agreement with Northern Adventures, LLC and Northern Adventures, Inc.; and (2)  to authorize the officers of APD, at a future date, to also enter into an Asset Purchase Agreement pursuant to the terms and conditions outlined in the draft agreement provided to the consenting stockholders.

Nevada corporation law and our bylaws permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, we will not hold a meeting of stockholders to consider or vote upon our entering into an Asset Purchase Agreement pertaining to certain rights to existing mineral leases, options to purchase existing mineral leases, options to purchase 9 leases granted by the State of Washington and outright purchase or lease of approximately 417 unpatented mining claims and three patented mining claims.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 30, 2012, THE RECORD DATE, ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF APD’s SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF APD.  THESE ACTIONS ARE EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

We encourage you to read the attached Information Statement carefully for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the approval of the action described herein by the holders of a majority of the voting power of APD will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about October ___, 2012.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

October __, 2012

By Order of the Board of Directors

/s/ Cindy Swank Cindy Swank Chief Executive Officer, Treasurer And Director

APD ANTIQUITIES, INC.

1314 South Grand Blvd., Suite 2

Spokane, WA 99202

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS

OF THE COMMON STOCK OF THE CORPORATION

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders, as of the close of business on June 30, 2012 (the “Record Date”), of the actions to be taken pursuant to the written consent of stockholders holding a majority of the issued and outstanding shares of APD Antiquities’ common stock.  A majority of the holders of the APD common stock have approved resolutions authorizing the execution of an option to purchase certain mining assets from Northern Adventures, Inc. and Northern Adventures LLC, and authorizing the exercise of the option to purchase the mining assets through the signing of an Asset Purchase Agreement pursuant to which APD would issue the number of shares of common stock of APD to provide Northern Adventures, Inc., on a post acquisition basis, with an ownership position equal to 80.5% of its outstanding shares of  common stock as of the date of exercise of the option and APD would forgive all loans owed by Northern Adventures, LLC as of the date of exercise of the option, in the aggregate principal amount of $322,500 and accrued interest in the amount of $18,414 as of June 30, 2012.  Since June 30, 2012, we have made additional loans in the aggregate principal amount of $60,000 to Northern Adventures LLC, for total loans in the aggregate principal amount of $382,500.  All of these loans bear an interest rate of 8% per annum and have a maturity date of December 31, 2012.  In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the corporate action as soon as possible, we decided to proceed with the corporate action by obtaining the written consent of stockholders holding a majority of the voting power.

Who is entitled to notice?

All holders of shares of common stock of record on the close of business on the Record Date of June 30, 2012 are entitled to notice of the certain corporate actions.

On what corporate matters did the principal stockholders vote?

The consenting stockholders, who hold 66.65% of the total issued and outstanding voting capital stock of APD on the Record Date, hold a majority of the issued and outstanding voting capital stock required to vote on the corporate actions.  The stockholders have voted for the following corporate actions (the “Actions”):

•

For the officers of APD to enter into the Option to Purchase Assets Agreement with Northern Adventures, LLC and Northern Adventures, Inc.; and

•

For the officers of APD, at a future date, to also enter into an Asset Purchase Agreement pursuant to the terms and conditions outlined in the draft agreement provided to the consenting stockholders.

What vote is required to approve the Actions?

In order to exercise the option agreement with Northern Adventures, LLC and Northern Adventures, Inc. by executing an Asset Purchase Agreement with those parties, involving, in part the issuance of the number of shares of common stock that could trigger a change in control of the company the affirmative vote of a majority of the voting capital stock is required.  On June 30, 2012, stockholders holding a majority of the issued and outstanding shares of common stock signed a written consent in favor of authorizing the entering into agreements that would involve the issuance of the number of shares of common stock necessary to provide the shareholders of a third party, Northern Adventures, Inc. with 80.5% of the shares outstanding of APD on a post acquisition basis. Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because stockholders holding a majority of the issued and outstanding shares of common stock are entitled to cast a vote representing 3,766,369 shares of common stock (which shares are equal to 66.65% of the total issued and outstanding voting capital stock on the Record Date), no action by the minority stockholders in connection with the corporate name change is required.

GENERAL INFORMATION

This information statement is being mailed or otherwise furnished to stockholders of APD ANTIQUITIES, INC., (“APD” ) a Nevada corporation, in connection with the prior receipt, on June 30, 2012, of approval by written consent by both the Board of Directors and shareholders that collectively own more than 50% of the issued and outstanding share of common stock of APD, executed a written consent relating to the approval for APD to exercise an Option to Purchase Mineral Assets Agreement (the “Option Agreement”) to acquire certain mineral assets owned by Northern Adventures, Inc. (“NAI”) in exchange for the issuance of the number of shares of common stock of APD to provide the shareholders of NAI, on a post acquisition basis, with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date and the forgiveness of  all promissory notes owed by Northern Adventures, LLC (“NALLC”) to APD, in the aggregate principal amount of $322,500 plus accrued interest of $18,414 as of June 30, 2012.  Since June 30, 2012 APD has provided additional loans in the aggregate principal amount of $60,000 to Northern Adventures, LLC, bringing the total principal amount owed to $382,500.  In the event APD provides any other additional loans between the date of execution of the Option Agreement and the exercise of the option, the additional principal amounts of any such  promissory notes and accrued interest will be added to the debt to be forgiven.  On June 30, 2012, we obtained (by written consent) the approval of thirteen (13) shareholders, each of whom owns greater than 5% of the shares issued and outstanding; of which two shareholders were officers and directors.  These thirteen shareholders are the record owners of an aggregate of 3,766,396 shares out of a total 5,651,111 issued and outstanding shares of common stock as of June 30, 2012 or approximately 66.65% of our outstanding shares.  The exercise of the Option Agreement and the execution of an Asset Purchase Agreement with NAI and NALLC will not occur until 20 days from the date of mailing of this Information Statement to our shareholders.

If the proposed corporate actions had not been authorized by majority shareholder written consent made up of shareholders each owning in excess of 5% of the issued and outstanding common stock, it would have been necessary for these actions to be considered by our shareholders at a special shareholder's meeting convened for the specific purpose of approving the proposed corporate actions.

The elimination of the need for a special meeting of the shareholders to approve the exercise of the Option Agreement and other corporate actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law").  This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to undertake a corporate action.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendments as early as possible in order to accomplish the goals of our corporation, the Board of Directors of APD voted to utilize the written consent of the majority shareholders of our corporation.

APD entered into an Option to Purchase Mineral Assets Agreement to acquire certain mining assets owned by Northern Adventures, Inc. on July 3, 2012.  If the option is exercised and the acquisition of the mining assets is completed, APD will change its business to the mineral exploration and development business.  The Board of Directors of APD believes that it is advisable and in the best interests of APD and its shareholders to change the name of APD to American Cordillera Mining Corporation after the acquisition of certain mining assets belonging to Northern Adventures, Inc. to reflect its new business in the mineral exploration and development industry.

This information statement is being first sent to stockholders on or about October __, 2012.  APD anticipates that the exercise of the Option Agreement and entering into the Asset Purchase Agreement will occur on or about October __, 2012.

Written consent of a majority of the shareholders of APD authorizing the Board of Directors to change the corporate name was previously passed and a definitive 14-C Information Statement was filed with the Securities and Exchange Commission on November 29, 2011.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Vote Not Required

The proposed corporate action required the approval and written consent of a majority of the outstanding shares of common stock.  Each holder of common stock is entitled to one (1) vote for each share of common stock held.  The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to ratify proposed acquisition of the NAI mining assets was set for June 30, 2012 (the "Record Date"), the day on which the Board of Directors and a majority of the shareholders of APD adopted the resolutions setting forth and recommending the proposed corporate actions, which include executing an Option to Purchase Mineral Assets Agreement and granting the right to exercise the Option to Purchase Asset Agreement at a future date.  As of the record date, APD had Five Million Six Hundred Fifty-One Thousand One Hundred Eleven (5,651,111) shares of common stock issued and outstanding.

Ten individuals and entities loaned APD a total of $407,000 and accrued interest at 8% per annum in the amount of $25,636.16 as of June 30, 2012 and as of September 30, 2012 we have borrowed an additional $90,000 on the same terms pursuant to convertible promissory notes from seven additional individual noteholders and we repaid $11,000 to one noteholder, resulting in the aggregate principal amount of $486,000 and accrued interest of $34,581 at September 30, 2012.  All seventeen noteholders have the option to convert their loans and accrued interest to restricted common stock at $.05 per share concurrently with the exercise of the Option to Purchase Mineral Rights Agreement.  If, concurrently with the exercise of the Option Agreement, these seventeen note holders would convert their promissory notes in the aggregate principal amount of $486,000 and accrued interest of $34,581 (calculated as of September 30, 2012, but the amount of accrued interest depends on the date of exercise of the option), they would receive approximately 10,411,612 shares and the total number of shares of APD common stock issued and outstanding would increase from 5,651,111 to approximately 16,062,723 or more.

Holders of the shares of common stock have no preemptive rights.  All outstanding shares are fully paid and non-assessable.  The transfer agent for the common stock is Nevada Agency and Transfer, 50 West Liberty Street, Reno, NV 89501.

Change of Control of APD

After the exercise of the option and the closing of the Asset Purchase Agreement involving in part the issuance of shares of APD common stock equal to 80.5% of the outstanding shares on a post acquisition basis to the shareholders of NAI who will then collectively hold 80.5% of the outstanding shares of common stock of APD.  The current stockholders of APD, who currently hold 5,651,111 shares of common stock, will experience very substantial dilution as a result of the issuance of the shares by APD to NAI, and due to the conversion of promissory notes into APD common stock by note holders, if any such conversions occur, and will become minority shareholders in APD.

Meeting Not Required

Nevada Revised Statutes 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

Record Date

The record date we established for purposes of determining the number of outstanding shares of the voting capital stock of APD was June 30, 2012.

Delivery of Documents to Security Holders Sharing an Address

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  We will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

APD Antiquities, Inc., 1314 South Grand Blvd, Suite 2-176, Spokane, WA 99202. Tel. (509) 744-8590.

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address listed above.

Outstanding Voting Stock of APD

As of the Record Date, we had 5,651,111 issued, and outstanding shares of common stock.  The consenting stockholders, who consisted of thirteen (13) current stockholders, were collectively the record and beneficial owners of 3,766,396 shares of out of a total of 5,651,111 issued and outstanding shares of common stock or approximately 66.65% of our capital stock as of the Record Date.  The consenting stockholders voted in favor of the proposed corporate actions by written consent on June 30, 2012.  Each share of our common stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Forward Looking Statements

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements.  Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement.  An investment in our corporation involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.

Furnishing Information:

This information statement is being furnished to all holders of common stock of APD.  The Form 10-K for the year ending December 31, 2011 and all subsequent filings may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the EDGAR Archives and are incorporated herein by reference. APD is presently current in the filing of all reports required to be filed by it.

Dissenters Rights of Appraisal:

Under the laws of Nevada, our shareholders are not entitled to appraisal rights with respect to the authorized corporate action and we will not independently provide our shareholders with any such right.  Therefore, there are no dissenter's rights of appraisal are applicable to the action for APD to exercise the Option to Purchase Mineral Assets Agreement or enter into the Asset Purchase Agreement.

Proposals by Security Holders:

No security holders entitled to vote have transmitted any proposals to be acted upon by APD as of the date of this Information Statement.

Reasons for the Proposal:

The fundamentals of the decision to enter into the Option to Purchase Assets Agreement with NAI and NALLC were based largely on the fact that the sales and marketing effort of Asian antiques and collectibles did not meet the expectations of our Board of Directors and they felt they had a fiduciary responsibility to attempt to do something meaningful for the benefit of the APD Antiquities, Inc. shareholders and evaluate other business opportunities.  While none of the members of our Board of Directors have any experience in the mineral exploration and development business, there was overwhelming evidence and data provided to the members of the Board of Directors by Northern Adventures, Inc. that suggests there is a very real possibility that mineral reserves could exist on one or more of the nine subject mineral properties which APD will be acquiring control of.  Control will result from the acquisition of existing mineral leases, options to acquire mineral leases granted by the State of Washington and outright ownership or lease of 417 unpatented mining claims and three patented mining claims which all right, title and interest will be assigned to APD as a result of entering into the proposed Asset Purchase Agreement with Northern Adventures, Inc. and Northern Adventures LLC.

This was based on the fact that there were a substantial number of historical geological reports and data prepared by independent geological consultants, historical data and records from other established mining companies and property reports from various state and federal agencies.  The other factors considered by our board were as follows.  Our Board of Directors evaluated the economic impact to the existing APD shareholders if any of these properties were ever to become commercially viable, of which there is no assurance.  The data used to make this informal evaluation was predicated on the assumption by the Board of Directors, that a minority interest in just one joint venture with a major company, a farm out to a major company or the possibility of placing a mining property into production would exceeded the potential from any sales and marketing program which APD could implement in its current business.

Another factor that contributed to this decision to take a minority interest in a company in a different industry was related to the fact that the Board had not been successful in generating any interest in securing additional funding to supporting additional sales and marketing efforts of its antique and collectible items here in the U.S.

Another mitigating factor was the fact that APD was out of operating capital and they saw an opportunity that was in the best interest of the shareholders to turn control over to a new management team that would potentially bring cash and assets into APD.

The executive officers and directors of APD deemed the proposed transaction to be potentially beneficial to its existing shareholder based on the economic analysis of the various historical reports related to the nine projects which will be controlled or owned by APD.

The directors also were of the opinion that there is a reasonably good chance that the price of precious metals and base metal will appreciate in the future and there would be more interest in the investment community in a company engaged in the exploration and development of precious metals than an antique and collectible sales and marketing company.

In the final analysis the Board of Directors deemed it a better opportunity for the shareholders to have a minority position in an mineral exploration and development company that owns mineral rights in a strategic location in a known areas of prior production of precious metals, as compared to the economic potential for its original sales and marketing program for antiques and collectibles derived from Asia.

Transaction Information

Summary Term Sheet

- Parties

APD Antiquities, Inc. (APD), AMCOR Exploration, Inc. (the wholly owned subsidiary of APD), Northern Adventures, LLC, and Northern Adventures, Inc.

- Purchase Option

On July 3, 2012, APD, AMCOR Exploration, Inc., Northern Adventures, LLC and Northern Adventures, Inc. entered into an Option to Purchase Assets Agreement, pursuant to which Northern Adventures, LLC and Northern Adventures, Inc. agreed to grant AMCOR Exploration an option to purchase certain mineral assets consisting of an existing 5 mineral leases covering 154 unpatented and 3 patented mining claims, an option to purchase 9 mineral leases granted by the state of Washington which cover approximately 4,664 acres and the direct ownership or lease of 417 unpatented mining claims and three unpatented mining claims.

- Option Termination Date

December 31, 2012, which can be extended at the option of the parties.

- Assets to be Purchased

Unpatented Mining Claims to be acquired and owned by APD pursuant to a Quit Claim Deed from NAI.  See Northern Adventures, Inc.’s Mining Assets below for a fuller summary.

- Purchase Price

The forgiveness of all debt in the form of promissory notes owed by NALLC to APD, currently in the aggregate principal amount of $382,500and accrued interest as of the date of exercise of the Option to Purchase Assets and the issuance of an amount of restricted Common Stock equal to 80.5%, on a post-acquisition basis, to the shareholders of NAI, which is subject to being able to ascertain the total number of shares of common stock to be issued and outstanding in APD at such time as certain promissory note holders make a determination to convert their promissory notes to shares of restricted common stock at $.05 per share or retain their debt.  The number of shares of issued and outstanding common stock at the time the option is exercised will represent 19.5% of all shares issued after the acquisition of the mineral assets from Northern Adventures, Inc., regardless of how many note holders in APD opt to convert their promissory notes and accrued interest to shares of common stock.  If all of the holders of the APD promissory notes convert to restricted common stock, of which there is no assurance, APD would have approximately 16,062,723 shares issued and outstanding at the time of exercising the option, as of September 30, 2012, and entering into the Asset Purchase Agreement with NAI.  Additional shares may be issued to offset interest accrued from September 30, 2012 to the date of closing.  In the event some or all of the holders of the convertible promissory noted choose not to convert to common stock, APD would have less than the projected 16,062,723 shares issued prior to the execution of the Asset Purchase agreement.  If all the outstanding convertible promissory notes are converted to common stock, the number of shares of common stock to be issued by APD to the shareholders of NAI necessary to provide them collectively with an ownership position equal to 80.5% of the outstanding shares on a post acquisition basis to acquire the mineral assets will would be approximately 66,310,215 shares and the total outstanding would then be 82,372,938 shares of common stock and no shares of preferred stock issued.

- Exemption from

The issuance of shares in the proposed transaction is exempt from registration pursuant to Rule 505 of Regulation D of the Securities Act of 1933 and pursuant to Section 4(2) of the Securities Act of 1933, as amended.  These exemptions will be available because the 17 shareholders of Northern Adventures, Inc. will be provided with a private placement memorandum and copies of our Form 10-K for the year ending December 31, 2011, our Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, and are sophisticated investors who have the experience and resources to assess the valuation of the transaction.

- Contingencies to Closing

The option to purchase the mineral assets from Northern Adventures, Inc. is contingent upon the legal conveyance of all right, title and interest of the mineral assets from Northern Adventures, Inc. to APD.

- Change of Control

Upon the projected issuance of up to 66,310,215 shares assuming that all sixteen  the current APD note holders exercise their option to convert to common stock, the shareholders of Northern Adventures, Inc. will hold approximately 80.5% of the shares outstanding of APD.

Contact Information

The address of APD is:  1314 South Grand Blvd, Ste 2, Spokane, WA 99202.

The executive office address of Northern Adventures, Inc. is: 441 West 14th Avenue, Spokane, WA 99202 .

Business Conducted

Northern Adventures, Inc.’s Mining Assets

The mining assets owned or controlled by Northern Adventures, Inc. make up 9 distinct projects which will be conveyed to APD are as follows:

All right, title and interest to the following 251 claims owned by Northern Adventures, Inc. will be quit claim deeded to APD on the closing date:

PROJECT NAME	NUMBER OF UNPATENTED MINING CLAIMS	COUNTY	STATE

Torado Creek/Bodie	48 unpatented claims	Okanogan	WA
Box Canyon	15 unpatented claims	Stevens	WA
McKinley-McNalley	15 unpatented claims	Stevens	WA
North Moccasin/Plum	173 unpatented claims	Fergus	MT

The following properties consisting of 169 claims have been leased by NAI for 25 years and the leases will be transferred to APD on the Closing Date:

PROJECT NAME	NUMBER OF UNPATENTED MINING CLAIMS	COUNTY	STATE

Bayhorse Silver	21 unpatented and 3 patented claims	Baker	OR
Quartz Creek	37 unpatented claim	Mineral	MT
Trout Creek	62 unpatented	Mineral	MT
Vienna	18 unpatented	Shoshone	ID
Monitor-Richmond	28 unpatented	Shoshone	ID

Overview of Nine Projects to be Acquired

Partial implementation of APD’s objectives to obtain high-quality mineral exploration properties has already been initiated through the execution of an Option to Purchase Mineral Assets dated July 3, 2012.  The mineral assets are made up of the following nine projects which will be owned outright by APD or controlled pursuant to a mineral lease agreement; 1) an agreement to explore and acquire the Bayhorse silver mine consisting of 3 patented and 21 unpatented claims located in Baker county, Oregon; 2) a lease agreement pertaining to 37 unpatented mining claims located on Quartz Creek, in Mineral County, MT; 3) a lease agreement pertaining to 62 unpatented mining claims located Trout Creek, in Mineral county, MT; 4) a lease agreement pertaining to 18 unpatented mining claims referred to as the Vienna prospect locate in Shoshone county, ID; 5) a lease agreement pertaining to the Monitor-Richmond and Copper Age mines consisting of a total of 28 unpatented mining claims located in Shoshone County, ID; 6) the option to acquire 9 leases granted by the state of Washington covering 4,664 acres of state mineral leases and 48 unpatented mining claims known as the Torado Creek Project in the Bodie Mining District in Okanogan County, WA; 7) acquisition agreements pertaining to unpatented mining claims located in Stevens County, WA referred to as the Box Group consisting of 15 unpatented claims; 8) acquisition agreements pertaining to unpatented mining claims located in Steven country, Washington referred to as the McKinley-McNally Property which consists of 15 unpatented claims; and 9).173 unpatented claims commonly known as the North Moccasin Project or Plum Claims located in Fergus County, MT.

Terms of the Transaction

Valuation of Assets

The consideration for the mineral assets consisting of approximately 66,310,215 shares of APD restricted common stock and the forgiveness of all debt in the form of promissory notes owed by NALLC to APD, currently in the aggregate principal amount $382,500 and accrued interest to the date of the exercise by APD of the option to purchase assets was the asking price determined by NALLC and NAI.  No independent fairness report has been prepared with regard to this proposed transaction.  Thus, it was agreed that the value of the mineral assets acquired would be carried at $382,500 and accrued interest to the date of the exercise of the option to purchase assets  pursuant to current SEC accounting regulations.

Regulatory Approvals

No known federal or state regulatory requirements must be complied with or approved in connection with the proposed transaction.

Reports, Opinions, Appraisals

No report, opinion or appraisal materially relating to the proposed transaction is referred to in this proxy statement.

Past Contacts, Transactions or Negotiations

The concept for development and motivation for starting a new mineral exploration company was a direct result of the recent increase in the price of precious metals.  In late 2010 early 2011, Frank H. Blair, Certified Professional Geologist and David Boleneus Licensed geologist and hydrogeologist (Washington #977); Certified Mineral Examiner (#0135) as friends and business associates in excess of 25 years and having had worked together for a major mining company in South America for several years, initiated discussions about collaborating on a new venture.   Mr. Blair approached Mr. Boleneus about the creation of a new company and they prepared an Executive Summary to solicit potential interest from existing mining companies in several strata bound deposits which they owned or were aware of that could have commercial potential.  The document was subsequently modified to approach potential angel investors.

Mr. Blair had also been a long time friend and business associate of Martin G. Clemets, of Osburn, Idaho, a co-owner and founder in Northern Adventures, LLC..  Mr. Clemets is a third generation mining and exploration consultant.  NALLC is an established diversified mineral exploration service company for the mining industry and historically has been engaged in a variety of services for its own account and for third parties; 1) geologic & GIS mapping; 2) property acquisitions; 3) general prospecting; 4) claim staking; 5) soil and stream sediment surveys; 5) historical data evaluation; 6) property evaluation; 7) due diligence; 8) project management; and 9) being retained by established companies and investment groups to identify, screen and secure pre-defined projects pursuant to certain criteria.

Mr. Clements indicated that NALLC had two excellent gold properties that it could contribute to the basket of properties and to go alone with other properties that were known of by Mr. Blair and Mr. Boleneus.  They agreed to combine their libraries and undertake a systematic search of abandon gold producers in the western United States.  Over a period of several weeks, they did extensive research and reviewed hundreds of old reports and came up with a list of 20 viable target properties

Boleneus, Blair and Clements formed an informal partnership and began to arrange meetings with individuals and groups of individual in the Spokane and Coeur d’ Alene area that could possibly be interested in making an investment in a new company to secure ownership of or rights to a basket of precious metals mining properties that were known to the group of geologist.  The three individuals that made up this core group have a combined 135 years of experience in the mineral exploration and mining industry.

Mr. Blair contacted Joseph Edington a retired businessman in early March about a possible investment in the new venture.  After listening to the proposed program and being provided some preliminary information about certain properties the new company intended to acquire, Mr. Edington indicated he was interested to invest, but was more inclined towards investing in an entity that was public trading or could evolve into a public company, because he was concerned about liquidity in a bad economy.  Three meetings transpired between Mr. Edington and the three geologist with regard to developing a strategy with an existing public company that could be reorganized into a precious metals exploration company.  After speaking with other potential investors, Mr. Blair believed the public company concept would be the best strategy to develop a new company and being public would assist in raising capital for a new entity.  In mid March of 2011, Mr. Edington introduced Mr. Blair to Cindy Swank, the president and Timothy Kuh, the Secretary of APD Antiquities, Inc.  Mr. Blair and Mr. Clemets had three meetings with Ms. Swank and Mr. Kuh in late March to explain the property acquisition strategy and the estimated budget.  At that point in time, they provide examples of similar properties being acquired by other companies, showed examples of properties they believed they could acquire on behalf of APD and also provided examples of other small public traded companies in the minerals industry. This resulted in the execution of a Letter Of Intent between APD Antiquities, Inc. and Northern Adventures, LLC on or about April 8, 2011 pursuant to which, APD would lend capital to NALLC to purchase various types of mineral rights..

By the end of April, a blueprint was developed whereby APD Antiquities, Inc. would raise limited amounts borrowed capital to implement the acquisition of leases on the first two properties, which were owned by Northern Adventures, LLC.  In June of 2011, it was agreed by the parties that the project should be expanded to secure 6-8 additional properties.  NALLC also agreed to cooperate with Blair and Boleneus to engage in a variety of work to build a property portfolio that would eventually be transferred to APD for common stock.  In this regard NALLC has acted in the capacity of a project manager and agent for APD.  Over the summer of 2012 many properties were visited and evaluated.  There were some properties that were open to location and some properties that could be acquired by virtue of a standard mineral exploration lease.  The majority of the work undertaken to date has been to have NALLC identify, screen, evaluate and secure nine higher than average precious metal targets as an agent for APD.

In the fall of 2011, another professional geologist and landman, Robert Hinman joined the group.  Mr. Hinman owns and operates Hinman Land Solutions, Inc.  In the early 1980’s Mr. Hinman had been the project supervisor on a large drilling program conducted by Hecla Mining Company on a property called the North Moccasin, located in Fergus county, Montana.  Mr. Hinman had a detail record and history of all the work that had been conducted on this property going back to the 1950’s.  The property, based on the historical data appeared to be of economic interest based on the geophysical and drilling data that developed in the 1980’s.  This property and the data base was acquired by NALLC for the benefit of APD.

The group of geologist continued to engage in substantial field work during the spring and summer of 2012.  As a consequence of this work conducted over approximately 18 months, there are 9 properties that are owned or leased, which are believed to be higher than average precious metals targets which will be assigned to APD, subject to regulatory approval.

Northern Adventures, Inc. was incorporated by Martin Clemets as a Nevada corporation on March 30, 2012. Martin Clemets is a co owner of Northern Adventures LLC. NAINC was formed for the express purpose of owning and holding certain mineral assets, options to acquire existing mineral leases issued by the State of Washington, other third party mineral leases, quick claim deeds pertaining to unpatented mining claims and other ancillary agreements which were arranged by Northern Adventures LLC, a service company retained by APD Antiquities, to secure ownership or control through leases, nine mining and exploration projects in the Western United States. NAINC issued a total of 42,000,000 share of common stock at $.0001 share to a group of founders, consultants and third parties that assisted with the procurement of the nine projects. At such time as the proposed transfer of these assets has been completed, NAINC will likely be dissolved.  In June 2012 NALLC and Martin Clements transferred the mining assets that are the subject of the option agreement below to NAI through leases and quitclaim deeds.  See Note 3 to the financial statements of NAI below.

On July 3, 2012, APD signed a 90 day Option to Purchase Mineral Assets Agreement  with Northern Adventures, Inc. and Northern Adventures, LLC to acquire certain mineral assets owned by Northern Adventures, Inc. or NAI including existing mineral leases, options to acquire mineral leases granted by the State of Washington and outright ownership or lease of 417 unpatented mining claims and three patented mining claims in exchange for the issuance of the number of shares of common stock of APD to provide the shareholders of NAI, on a post acquisition basis, with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date and the forgiveness of all promissory notes owed by NALLC to APD as of the date of exercise.,  On October 1, 2012 the parties to the option agreement agreed to extend the term of the option to December 31, 2012.

There are no present or proposed material agreements, arrangements, understandings or relationships between APD or any of its executive officers, directors, controlling persons or subsidiaries and Northern Adventures, Inc. or Northern Adventures, LLC and their executive officers, directors, or controlling persons that have not been previously disclosed.

Tax Effects

No taxable event will occur for APD if and when the NAI mineral assets are acquired by APD for the forgiveness of debt and accrued interest and stock in the proposed transaction.

Select Financial Data and Pro Forma Financial Information

Selected financial data are not applicable to APD who is a smaller reporting company and Northern Adventures, Inc. is a non-reporting private holding company with no active business.  Pro forma financial information appears below.  The financial information for APD and its wholly owned subsidiary AMCOR Exploration, Inc. begin on page 24 below.

Pro Forma Financial Information

Unaudited Pro Forma Financial Statements Reflecting the Financial Effect of the Proposed Transaction as if the Transaction  had been Consummated on June 30, 2012

APD ANTIQUITIES, INC.
CONSOLIDATED BALANCE SHEETS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2012	Pro Forma		Pro Forma
	(Unaudited)	Adjustments		Results
ASSETS
CURRENT ASSETS
Cash	$238	$1,185		$1,423
Cash required for acquisition		-		-
Prepaid expenses	300			300
Northern Adventures, LLC Receivable	340,914	(340,914)		0
Total Current Assets	341,452	1,185		1,723

MINERAL RIGHTS IN NORTHERN AMERICA, INC. ACQUISITION		340,914	(a)	340,914

TOTAL ASSETS	$341,452	$342,099		$342,637

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$25,952	$-		$25,952
Accrued expenses	-			-
Accrued interest payable	25,636			25,636
Convertible notes payable	407,000			407,000
Notes payable	4,000			4,000
Total Current Liabilities	462,588			462,588

COMMITMENTS AND CONTINGENCIES	-			-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, 10,000,000 shares authorized,
No shares issued and outstanding	-			-
Common stock, 200,000,000 shares authorized
6,151,111 shares issued	6,151			6,151
shares issued to Northern Adventures, Inc.		64,003		64,003
Additional paid-in capital	283,724			283,724
shares issued to Northern Adventures, Inc.		(64,003)		(64,003)
Accumulated deficit	(411,011)	(3,015)		(414,026)
Total Stockholder's Equity (Deficit)	(121,136)	(3,015)		(124,151)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$341,452	$(3,015)		$338,437

The accompanying notes are an integral part of these financial statements

NOTES TO PRO FORMA ADJUSTMENTS
Pro forma adjustments on the attached financial statements include the following:
(a)

The consideration for the mineral assets to be acquired by APD under the terms of the Option to Purchase Mineral Assets Agreement dated July 2, 2012, consists of 80.5% of the shares outstanding of APD on the date of the exercise of the option to be issued to the shareholders of NAI, estimated here at 64,003,007 shares of APD restricted common stock as of June 30, 2012, and the forgiveness of all debt in the form of promissory notes owed by NALLC to APD, in the aggregate principal amount of $322,500 and accrued interest of $18,414 for a total of $340,914 as of June 30, 2012.  The actual purchase price to be paid upon exercise of the option will include forgiveness of  all outstanding aggregate principal owed by NALLC to APD and accrued interest as of the date of the exercise by APD of the option.  No independent fairness report has been prepared with regard to this proposed transaction.  Thus, it was agreed that the value of the mineral assets acquired would be carried at $340,914 and accrued interest to the date of the exercise of the option to purchase assets pursuant to current SEC accounting regulations.

Security Ownership of Certain Owners and Management

The following table presents information, to the best of our knowledge, about the ownership of our Common Stock on June 30, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officers and directors.  The percentage of beneficial ownership for the following table is based on 5,651,111 shares of Common Stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of Common Stock that the stockholder has a right to acquire within 60 days after June 30, 2012 pursuant to options, warrants, conversion privileges or other rights. The percentage ownership of the outstanding Common Stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of APD Antiquities’ Common Stock.

Table 1.

Title of Class	Name and Address of Beneficial Owner of Shares (1)	Position	Amount of Shares Held by Owner	Percent of Class (2)
Common	Cindy K. Swank	CEO/President/Treasurer Sec and Director.	202,004	3.57%
Common	Timothy Kuh	Director/Vice Pres.	2,000	0.04%
Common	Manual Graiwer (3) 3600 Wilshire Blvd., Suite 2100 Los Angeles, CA 90010	None	3,211,508	22.45%
Common	Vincent Valdez (3) 221 21st Street Manhattan Beach, CA 90266	None	1,630,192	11.40%
Common	Thomas Michael Coyne 4417 East 56TH Avenue Spokane, WA 99223	None	500,000	8.84%

Common	Livorno Latin American (3) (4) Schottegatweg Oost 29E,Willemstad, Curacao, Netherlands Antilles	None	1,050,192	7.34%
Common	Marycliff Investment Corporation (3) (5) 2910 East 57th, Suite 5 Spokane, WA 99223	None	784,780	6.36%
Common	Peter Schmid Wiesenweg 7 85653 Aying, Germany	None	333,332	5.89%
Common	Klaus Lewin Meisenweg 15 50126 Bergheim, Germany	None	308,564	5.46%
Common	IWJ Consulting Group, LLC (6) 2009 E. 30th Ave. Spokane, WA 99203	None	320,000	5.66%
Common	Michael Strage 350 Central Park West New York, NY 10025	None	300,000	5.30%
Common	Soto Holdings Ltd. (7) Trst Co Cmplx Ajltake Rd Ajeltake Isl Mjuro 96960 Marshall Islands MH	None	300,000	5.30%
Common	Delta Group Investments, Ltd (8) RM2105 21/F Shun Tak Ctr W Twr 200 Connaught Rd C Shng Wan Hong Kong	None	300,000	5.30%
Common	Louis Cornacchia 1836 Long Ridge Road Stamford, CT 06903	None	300,000	5.30%
Common	Martin Clemets 1028 East Larch Street Osburn, ID 83849	None	300,000	5.30%
Common	Scott Nerhing 32840 South Meridian Road Woodburn, OR 97071	None	300,000	5.30%
Common	Diamond Dawg Investments LLC (9) PO Box 50046 Bellevue, WA 98015	None	300,000	5.30%

Executive Officers & Directors as a Group (2 persons) (10)			204,004	3.61%

(1)  Unless otherwise indicated, the address of each of the listed beneficial owners identified above is: c/o 1314 South Grand Boulevard, Suite 2-176, Spokane, WA 99202.

(2)  The percentages listed in the Percent of Class column are based upon 5,651,111 issued and outstanding shares of common Stock as of June 30, 2012.

(3)  The shareholdings reported by each of these shareholders are comprised only of shares that could be acquired within 60 days of June 30, 2012 through the conversion of convertible promissory notes into common shares at $0.05 per share based on the principal and accrued interest for each promissory note calculated as of June 30, 2012.

(4)  Livorno Latin American is an investment fund.  Deborah McKenzie has voting control over the fund.

(5)  Sherry Edington has voting control over Marycliff Investment Corporation.

(6)  Jerod Edington has voting control over IWJ Consulting Group, LLC

(7)  Mark Wolf has voting control over Soto Holdings, Ltd.

(8)  Wong Wah On Edward has voting control over Delta Group Investments, Ltd.

(9)  Ryan Lentz has voting control over Diamond Dawg Investments LLC

(10)  Includes the shares of Common Stock beneficially owned by Ms. Cindy Swank and Mr. Timothy Kuh.

Shareholders Executing Written Consent and Vote Obtained

On June 30, 2012, the following persons or legal representatives executed a written consent approving the Actions.

Name	Number of Shares Owned
DELTA GROUP INVESTMENTS, LTD	300,000
IWJ CONSULTING GROUP, LLC	320,000
DIAMOND DAWG INVESTMENTS LLC	300,000
KLAUS LEWIN	308,564
THOMAS M. COYNE	500,000
PETER SCHMID	333,332
MICHAEL STRAGE	300,000
SOTO HOLDINGS LTD.	300,000
MARTIN CLEMETS	300,000
LOUIS CORNACCHIA	300,000
SCOTT NEHRING	300,000
CINDY SWANK (OFFICER & DIRECTOR)	202,500
TIMOTHY KUH (OFFICER & DIRECTOR)	2,000
Total Shares	3,766,369 = 66.65%

Nevada Anti-Takeover Provisions

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law apply to APD.  Section 78.438 of the Nevada law prohibits us from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired the APD shares, unless the transaction is approved by our Board of Directors.  The provisions also prohibit us from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shareholders, other than shares owned by that 10% shareholder or any related entity.  These provisions could delay, defer or prevent a change in control of APD.

INFORMATION ABOUT THE PARTIES TO THE TRANSACTION

INFORMATION ABOUT APD ANTIQUITIES, INC. AND ITS WHOLLY OWNED SUBSIDIARY AMCOR EXPLORATION, INC.

Description of Business

The plan of operations of APD Antiquities, Inc., or APD, for the coming year is to identify and acquire a favorable business opportunity through merger or acquisition.  We have not yet entered into any agreement, nor do we have any commitment or understanding to enter into or become engaged in any transaction, as of the date of this filing.

Although APD is still investigating the profitability of pursuing the antiquities business, management is of the belief that there may be more value for our shareholders if we were able to attract a more substantial operating company and engage in a merger or business combination of some kind, or acquire assets or shares of an entity actively engaged in business which generates revenues. Any business combination or transaction may result in a significant issuance of shares and substantial dilution to our present stockholders. We may also purchase stock or assets of an existing business.  On the consummation of a transaction, it is possible that the present management and our shareholders of will not be in control of our company. In addition, our officers and directors may, as part of the terms of the acquisition transaction, resign and be replaced by new officers and directors without a vote of our shareholders. We do not intend to restrict its consideration to any particular business or industry segment, and we may consider, among others, finance, brokerage, insurance, transportation, communications, research and development, biotechnology, service, natural resources, manufacturing or high-technology. However, due to our limited financial resources, the scope and number of suitable business venture candidates is limited, and most likely we will not be able to participate in more than a single business venture. Accordingly, it is anticipated that we will not be able to diversify, but may be limited to one merger or acquisition. This lack of diversification will not permit APD to offset potential losses from one business opportunity against profits from another.

Our operation following any future merger or acquisition of a business cannot be predicted at the present time.

Since commencement of operations in 1999, APD Antiquities, Inc. is in its initial operational stage as an e-commerce based company engaged in the business of acquiring and marketing antiques and collectible items, focusing our attention on high quality pieces from the Far East.  Our plan of operation for the coming year is to identify and acquire a favorable business opportunity through a merger or acquisition.  We expect to raise additional funds to be used as operating capital with a view to funding our proposed mineral exploration activities.  If necessary, we may sell common stock to provide additional cash for future operations and development.

As an initial step to potentially redirect our business to the mineral exploration industry on May 7, 2011, we formed APD Metals, Inc., a wholly owned subsidiary corporation in the state of Nevada, with the intent of acquiring mining properties in the Northwest United States and for the purpose of evaluating the feasibility of diversifying into the mineral exploration business and that is our current business strategy.  As of the date this filing, we have not acquired any mining properties or leased any mining properties.

On October 17, 2011, eight shareholders who own approximately 54.7% of the issued and outstanding shares of our common stock,of APD  held as of the close of business on October 1, 2011 gave their written consent to approve the following resolutions authorizing amendments to our Articles of Incorporation and other actions:

(1) increasing the authorized number of $0.001 par value shares up from 75,000,000 to 210,000,000, composed of an increase in authorized shares of common stock from Seventy Million (70,000,000) up to Two Hundred Million (200,000,000);

(2) increasing the number of authorized preferred shares of par value $0.001 preferred stock from Five Million (5,000,000) up to Ten Million (10,000,000) shares;

(3) changing the name of our corporation from APD Antiquities, Inc. to American Cordillera Mining Corporation, and;

(4) authorizing  the undertaking of a 20-for-1 reverse split at a future date to reduce the number of the issued and outstanding shares of Common Stock of the corporation. As of the date of this filing, the effect of this undertaking would be to reduce the number of outstanding shares from five million six hundred fifty one thousand one hundred and eleven (5,651,111) shares to two hundred eighty two thousand five hundred fifty six shares (282,556).  As of the date of this filing the issued and outstanding shares of Common Stock of the corporation are five million six hundred fifty one thousand one hundred and eleven (5,651,111).

As of the date of this filing, these amendments have not been filed with the state of Nevada, and are therefore not effective.

Business Development

APD Antiquities, Inc. was incorporated in the State of Nevada on July 23, 1996.  On December 27, 2004, APD and GCJ, Inc., ("GCJ"), a Nevada corporation, entered into to an Acquisition Agreement and Plan of Merger, whereby APD acquired all the outstanding shares of common stock of GCJ from its sole stockholder in an exchange for $3,600. Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, APD is the successor issuer to GCJ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for APD to succeed to the registration status of GCJ under the Exchange Act pursuant to Rule 12g-3.

APD has historically been an e-Commerce based company engaged in the business of acquiring and marketing antiques.  During the latter part of 2011, APD began to alter its focus to acquiring mining claims from acquiring and marketing antiques.

Inventory of Antiques Owned

As we have begun to alter our focus toward acquiring mining claim and away from acquiring and marketing antiques, our existing inventory was considered fully impaired as of December 31, 2011 and is no longer considered an asset of our company

Clientele

Historically, and throughout much of 2011, our marketing efforts targeted individuals who have appreciated or collected antiques and collectibles, but who may not be aware of the availability of antiques for purchase. In addition, antique collectors, interior decorators, interior designers, private clients and corporations were targeted.

We had two primary sales and marketing strategies. The first was a direct sales approach via an Internet retail site. Originating from our corporate headquarters, we have contracted with a local Web Designer/Internet Service Provider (ISP) for the development and hosting of our retail website. Upon accessing the site, interested parties are able to read about our Company, browse the some of the inventory items, and place orders.  Our gallery can be viewed at www.apd-antiquities.com.  Utilizing the internet has allowed us to market antiques on a global basis. At the current time, due to the expense associated with secure credit card transactions, we do not accept credit card orders via the website.

Our second marketing and sales strategy was a proposed direct mail approach. The direct mail approach focused on antique collectors, interior decorators, home designers, private clients and corporations. This marketing effort was aimed at attracting persons who have not necessarily had an awareness of the existence of antiques available for private sale.

For the year ended December 31, 2011, we sold one item and recorded $2,500 in revenues.

Competition

We do not regard the business of marketing antiques as a definable industry. There are a great number of dealers of antiquities, many of which are only part-time operators, many are located in homes without any established commercial location and many are located in commercial office buildings or have retail space in metropolitan areas. We compete primarily with art galleries, antique stores and sellers of other collectible items, as well as dealers in Asian antiquities.

When acquiring an antique or collectible, APD Antiquities, Inc. competes with persons who acquire similar antiques and collectibles for resale, as well as private collectors.  The principal sources for antiques are wholesale vendors in Hong Kong and the People's Republic of China, as well as other Asian countries, such as Thailand, Viet Nam and South Korea. In the event prices for antiques increase materially, our ability to acquire antiques and, in turn, our ability to market such newly acquired antiques to the general public, may be adversely affected. However, if prices for antiques significantly increase, the resale/wholesale value of our inventory would be positively affected.

Barriers to entry into the market of sales of Asian antiques and collectibles are relatively low, and current and new competitors can launch new sites at relatively low costs using commercially available software.  We potentially compete with a number of other companies marketing similar antiquities over the Internet.  Pressures created by our competitors could have a material adverse effect on our business, results of operations and financial condition.  We believe that the principal competitive factors in our market are volume and selection of goods, population of buyers and sellers, customer service, reliability of delivery and payment by users, brand recognition,  Website convenience and accessibility, price, quality of search tools and system reliability. Some of our potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, other online trading services may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies.  Therefore, some of our competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies, and devote substantially more resources to website and systems development, or may try to attract traffic by offering incentives such as free products and/or services. Increased competition may result in reduced operating margins, loss of market share and diminished value in our brand.

There is aggressive competition within the claim staking business to discover and acquire properties considered to have commercial potential. Barriers to entry into this market are relatively low,

and current and new competitors can enter the market at relatively low costs.  We compete for the opportunity to purchase claims with many other entities. In addition, we compete with these entities in efforts to obtain financing to explore for new, promising claims.  Due to the short period of time we have been focused on acquiring miming claims,  Management has not fully identified all of the competitive forces relating to this endeavor.

As a strategic response to changes in the competitive environment, we may, from time to time, make certain pricing, service or marketing decisions or acquisitions. Such decisions or acquisitions could have a material adverse effect on our business, results of operations and financial condition. New technologies and the expansion of existing technologies may increase competitive pressures on us by enabling our competitors to offer products at a lower cost.  Certain web-based applications that direct Internet traffic to certain Websites may channel users to retail services that compete with us.  lthough we plan to establish arrangements with online services and have listed our site with search engine companies, there can be no assurance that arrangements can be initially established, will be renewed on commercially reasonable terms or that they will otherwise bring traffic to our website. In addition, companies that control access to transactions through network access or web browsers could promote our competitors or charge us substantial fees for inclusion.  Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.

Employees

APD has one part time independent commissioned officer, Ms. Cindy Swank, and one part time non-independent, commissioned officer, Mr. Timothy Kuh. Ms. Swank is employed by Eastern Washington University and Mr. Kuh is currently an independent business consultant.  APD does not serve as either individual's primary source of income.  Ms. Swank currently spends about five percent (5%) of her free time on our operations.  Mr. Kuh is currently only able to dedicate a few hours per week working on our operations and is the person primarily responsible for selecting and purchasing mining claims.  Our bylaws do not establish a minimum time commitment expected of each officer.  We have no employment agreements with Ms. Swank or Mr. Kuh.

Description of Property

The address of our principal office is: 1314 S. Grand Boulevard, Suite 2 - 250, Spokane, WA 99202. An unaffiliated party is providing approximately 1,250 square feet of office space on a month-to-month basis at the rate of $300 per month.  The subleased space is currently fully utilized by our operation.

Our officers own the computer equipment that we utilize.

Legal Proceedings

We are not involved in any legal proceedings and there are no material pending legal proceedings of which we are aware.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

There is no public market for our common stock. par value $0.001.  While our common stock has been cleared for quotation on the OTC bulletin board, our common stock has never been traded on the otc bulletin board any national exchange or other formal public exchange quotation medium, there is no trading market for our common stock at present and there has been no trading market to date.

As of December 31, 2011 there were approximately 58 holders of record of our common stock before calculating individual participants in security position listings pursuant to Rule 17Ad-8 under the Securities Exchange Act of 1934. Our transfer agent Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, reported approximately 58 beneficial owners of 4,731,111 issued and outstanding shares of common stock as of December 31, 2011.

Since its inception in July of 1996, APD has never paid cash dividends to the holders of the common stock.  We presently intend to retain future earnings, if any, to finance the expansion of our business and we do not anticipate that any cash dividends will be paid in the foreseeable future.  Our future dividend policy will depend on our earnings, capital requirements, expansion plans, financial condition and other relevant factors.

Financial Statements

The following financial statements are on the pages below:

1.  Audited financial statements for fiscal year ended December 31, 2011 and Notes thereto

2.  Quarterly financial statements for the quarter ended June 30, 2012 and Notes thereto

To the Board of Directors and Stockholders

APD Antiquities, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of APD Antiquities, Inc. as of December 31, 2011, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2011. APD Antiquities, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of APD Antiquities, Inc. as of December 31, 2010 were audited by other auditors whose report dated March 24, 2011 expressed an unqualified opinion on the financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of APD Antiquities, Inc. as of December 31, 2011, and the results of its operations and its cash flows for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3, the Company has a history of operating losses, has limited cash resources, and its viability is dependent upon its ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MartinelliMick PLLC

MartinelliMick PLLC

Spokane, Washington

March 28, 2012

APD ANTIQUITIES
CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010
ASSETS
CURRENT ASSETS
Cash	$ 15,040	$ 41
Inventory	-	3,755
Northern Adventures Receivable	230,417	-
Total Current Assets	245,457	3,796

TOTAL ASSETS	$ 245,457	$ 3,796

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$ 4,191	$ 21,154
Accrued expenses	6,000	5,500
Accrued interest payable	12,089	-
Commissions payable - related party	-	4,229
Convertible notes payable	331,000	-
Total Current Liabilities	353,280	30,883

LONG TERM LIABILITIES
Loan payable	-	6,200
Total Long Term Liabilities	-	6,200

TOTAL LIABILITIES	353,280	37,083

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, 5,000,000 shares authorized,
$0.001 par value; no shares issued and outstanding	-	-
Common stock, 70,000,000 shares authorized, $0.001 par value;
4,731,111 and 3,911,111 shares issued and outstanding, respectively	4,731	3,911
Additional paid-in capital	214,144	186,964
Accumulated deficit	(326,698)	(224,162)
Total Stockholder's Equity	(107,823)	(33,287)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 245,457	$ 3,796

The accompanying notes are an integral part of these financial statements.

APD ANTIQUITIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2011	2010
SALES	$ 2,500	$ -

COST OF GOODS SOLD	2,500	-

GROSS PROFIT	-	-

EXPENSES
Marketing	81	162
Rent	3,600	3,600
General and administrative	5,692	1,659
Professional fees	88,991	29,106
TOTAL EXPENSES	98,364	34,527

LOSS FROM OPERATIONS	(98,364)	(34,527)

OTHER INCOME (EXPENSE)
Interest income	7,917	-
Interest expense	(12,089)	(113)
TOTAL OTHER INCOME (EXPENSE)	(4,172)	(113)

INCOME (LOSS) BEFORE INCOME TAXES	(102,536)	(34,640)

INCOME TAXES	-	-

NET INCOME (LOSS)	$ (102,536)	$ (34,640)

NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$ (0.02)	$ (0.01)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK
SHARES OUTSTANDING, BASIC AND DILUTED	4,358,234	3,508,371

The accompanying notes are an integral part of these financial statements.

APD ANTIQUITIES, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2009	2,711,111	2,711	158,164	(189,522)	(28,647)

Common stock issued for cash	1,200,000	1,200	28,800	-	30,000
Net loss for the period ended December 31, 2010	-	-	-	(34,640)	(34,640)
Balance, December 31, 2010	3,911,111	3,911	186,964	(224,162)	(33,287)

Common stock issued for cash	820,000	820	27,180	-	28,000
Net loss for the period ended December 31, 2011	-	-	-	(102,536)	(102,536)
Balance, December 31, 2011	4,731,111	$ 4,731	$ 214,144	$ (326,698)	$ (107,823)

The accompanying notes are an integral part of these financial statements.

APD ANTIQUITIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (102,536)	$ (34,640)
Adjustments to reconcile net loss to net cash provided (used) by operations
Increase in inventory	3,755	954
Increase in interest receivable	(7,917)	-
Increase (decrease) in accrued expenses	500	(4,700)
Increase (decrease) in accounts payable	(16,963)	7,698
Increase in interest payable	12,089	-
Decrease in commissions payable	(4,229)	(1,233)
Net cash provided by operating activities	(115,301)	(31,921)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in Northern Adventure receivable	(222,500)	-
Net cash used by investing activities	(222,500)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock	28,000	30,000
Proceeds from convertible notes payable	350,000	-
Payment of note payable	(25,200)	-
Net cash used by financing activities	352,800	30,000

NET INCREASE (DECREASE) IN CASH	14,999	(1,921)
CASH, BEGINNING OF PERIOD	41	1,962
CASH, END OF PERIOD	$ 15,040	$ 41

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$ -	$ 113
Income taxes paid	$ -	$ -

The accompanying notes are an integral part of these financial statements.

APD ANTIQUITIES, INC.

Notes to the Financial Statements

December 31, 2011

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

APD Antiquities, Inc. (hereinafter “APD” or “the Company”) was incorporated on July 23, 1996 under the laws of the State of Nevada for the purpose of acquiring, importing, marketing, and selling valuable antiquity and art items of Asian origin.  Examples of these items are such things as furniture, works of art, antiques, glass works, porcelain, statues, pottery, sculptures and other collectibles and collector items that have their origin in the Far East.  These collectibles and antiques will be acquired through a variety of agents and wholesale distribution sources in Hong Kong and the Peoples Republic of China. Acquisitions will be made by agents of APD and as the result of direct buying trips and direct contact with wholesale companies located in several Asian countries.  The Company changed its name from APD International Corporation in August of 1999.

The Company maintains its corporate office in Spokane, Washington and offers its products online. The Company is now searching for a merger or acquisition target. The Company’s fiscal year end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the financial statements. The financial statements and notes are  representations of the Company’s management, which is responsible for their integrity and objectivity.

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.

Advertising Costs

Advertising costs, including costs for direct mailings, are expensed when incurred.  Advertising costs incurred during the years ending December 31, 2011, and 2010 were $81 and $162, respectively.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a remaining maturity of three months or less to be cash equivalents.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Income taxes

The Company accounts for income taxes under paragraph 710-10-30-2 of the FASB Accounting Standards Codification.  Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.  The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”).  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

Inventories

Inventories are accounted for using the specific identification method, and stated at the lower of cost or market, with market representing the lower of replacement cost or estimated net realizable value. The Company has no insurance coverage on its inventory.  The Company has no inventory on consignment at December 31, 2011. In the future, if the Company consigns inventory, it will retain title and will insure the inventory until the inventory is sold, returned, lost, stolen, damaged, or destroyed.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to paragraph of 260-10-45-10 of the FASB Accounting Standards Codification.  Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during each period.  Diluted net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.  There were no potentially dilutive shares outstanding as of December 31, 2011 or 2010.

Reclassification

Certain amounts in the prior period financial statements have been reclassified to conform to the current period presentation.  These reclassifications had no effect on reported losses.

Revenue and Cost Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Although the Company does not provide a written warranty on its items sold, the Company will refund the purchase price paid to any customer in those instances when an item sold is proven to be non-authentic. In a majority of instances, the Company receives a certificate of authenticity for documents (items) purchased from its vendors and is reasonably assured as to the provenance of its products. Since inception, the Company has made no refunds for the sale of any non-authentic items nor has the Company received any claims or notice of prospective claims relating to such items. Accordingly, the Company has not established a reserve against forgery or non-authenticity.

If a product proves not to be authentic, the Company would give a full refund to the purchaser and record a charge for sales returns.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts. At December 31, 2011, the Company had not participated in consignment or conditional sales; therefore, there are no unsettled transactions related to sales or cost of sales.

Subsequent events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events.  The Company will disclose the date through which subsequent events have been evaluated and that date is the date when the financial statements were issued.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company had an accumulated deficit of $326,698 at December 31, 2011 and had a net loss of approximately $103,000 and net cash used in operating activities of approximately $115,000 for the year ended December 31, 2011.

While the Company is attempting to generate sufficient revenues, the Company’s cash position may not be sufficient enough to support the Company’s daily operations.  Management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan and generate sufficient revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate sufficient revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Rental Agreement

The Company has a month-to-month rental agreement for office space in Spokane, Washington.  The monthly rent is $300.

NOTE 5 – NOTES PAYABLE

In April 2011, APD paid $6,200 in full satisfaction of all notes payable that existed on December 31, 2010.

On April 7, 2011, APD entered into a definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest per annum with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  During the period ending December 31, 2011 $19,000 was repaid on this promissory note.  This remaining balance of $31,000 and accrued interest payable was extended to March 31, 2012.

On April 12, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On April 30, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory was extended to March 31, 2012.

On August 23, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On September 6, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On September 20, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On September 30, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On November 2, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

On November 14, 2011, the Company entered into a similar definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of December 31, 2011. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  This promissory note was extended to March 31, 2012.

At December 31, 2011 a total of $12,089 of interest has been accrued on the convertible promissory notes.

NOTE 6 – LETTER OF INTENT

On April 8, 2011, the Company entered into a non-binding Letter of Intent with Northern Adventures LLC. (“Northern”) related to securing an option to enter into a lease agreement related to two mineral properties located in the state of Montana.

As part of the transaction with Northern, the Company made a one hundred twenty (120) day unsecured loan in the amount of $95,000 to Northern for the express purpose of securing additional mineral rights in the immediate area of the two mineral properties owned by Northern by locating, filing and recording ap proximately 150 unpatented mining claims at an average cost of $400 each.  The promissory note bears interest at 8% per annum.  This note has subsequently been extended by the parties to March 31, 2012.  Additional amounts as outlined below were loaned by us to Northern for the express purpose of acquiring or leasing more mineral properties.

On August 24, 2011, a $40,000 unsecured loan was made to Northern Adventures, LLC. The promissory note bears interest at 8% per annum. This note has subsequently been extended by the parties to March 31, 2012.

On September 8, 2011, a $15,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum. This note has subsequently been extended by the parties to March 31, 2012.

On September 21, 2011, a $20,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum. This note has subsequently been extended by the parties to March 31, 2012.

On October 10, 2011, a $7,500 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum. This note has subsequently been extended by the parties to March 31, 2012.

On November 3, 2011, a $20,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum. This note has subsequently been extended by the parties to March 31, 2012.

On November 15, 2011, a $25,000 unsecured loan was made to Northern Adventures, LLC. The promissory note bears interest at 8% per annum and is due May 13, 2012.

Aggregate loans due from Northern Adventures at December 31, 2012 are $222,500.

NOTE 7 – PREFERRED AND COMMON STOCK

The Company has 5,000,000 shares of preferred stock authorized and none issued.

On April 2, 2010, the Company sold 600,000 shares of common stock in a private placement for cash of $15,000 ($0.025 per share).

On May 11, 2010, the Company sold 300,000 shares of common stock in a private placement for cash of $7,500 ($0.025 per share).

On June 24, 2010, the Company sold 300,000 shares of common stock in a private placement for cash of $7,500 ($0.025 per share).

On February 4, 2011 the Company sold 320,000 shares of restricted common stock to one investor for $8,000 in cash ($0.025 per share).

On March 21, 2011 the Company sold 200,000 shares of restricted common stock to one investor for $5,000 in cash ($0.025 per share).

On December 29, 2011 the Company sold 300,000 shares of restricted common stock to one investor for $15,000 in cash ($0.05 per share).

NOTE 8 – STOCK OPTION PLAN

The Company’s board of directors approved the adoption of the “2001 Non-Qualified Stock Option and Stock Appreciation Rights Plan” by unanimous consent on January 15, 2001. This plan was initiated to encourage and enable officers, directors, consultants, advisors and other key employees of the Company to acquire and retain a proprietary interest in the Company by ownership of its common stock. A total of 1,000,000 of the authorized shares of the Company’s common stock may be subject to, or issued pursuant to, the terms of the plan. No options have been issued under the plan as of December 31, 2011.

NOTE 9 – INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method.  Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the income tax basis of assets and liabilities.  A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

At December 31, 2011 and 2010 the Company had gross deferred tax assets calculated at the expected rate of 35% of approximately $114,300 and $76,200, respectively, principally arising from net operating loss carryforwards for income tax purposes.  As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance of $114,300 and $76,200 has been established at December 31, 2011 and 2010, respectively.

The significant components of the Company’s net deferred tax asset (liabilities) at December 31, 2011 and 2010 are as follows:

	2011	2010
Net operating loss carryforwards	$ 326,698	$ 224,162

Gross deferred tax assets (liabilities):
Net Operating Loss	114,300	76,200
Valuation Allowance	(114,300)	(76,200)

Net Deferred tax asset (liability)	$ -	$ -

At December 31, 2011 and 2010, the Company has net operating loss carryforwards of approximately $327,000 and $224,000, respectively, which will expire in the years 2016 through 2031.  The net change in the allowance account was an increase of $38,100.

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were the following reportable subsequent events to be disclosed:

On January 2, 2012, a $20,000 unsecured loan was made to Northern Adventures, LLC. The promissory note bears interest at 8% per annum and is due March 31, 2012.

On January 17, 2012, the Company sold 920,000 shares of restricted common stock to three accredited investors at $0.05 per share for $46,000 in cash.

On February 17, 2012, the Company entered into a definitive agreement with a private accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest per annum with a maturity date of March 31, 2012. The promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

APD ANTIQUITIES, INC.

INDEX TO FINANCIAL STATEMENTS

JUNE 30, 2012

Consolidated Balance Sheets as of June 30, 2012	35

Consolidated Statements of Operations for the Six Months Ended
June 30, 2012 and December 31, 2011	36

Consolidated Statements of Cash Flows for the Six Months Ended
June 30, 2012 and December 31, 2011	37

Notes to Consolidated Financial Statements	38

APD ANTIQUITIES, INC.
CONSOLIDATED BALANCE SHEETS

	June 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$238	$15,040
Prepaid expenses	300	-
Northern Adventures Receivable	340,914	230,417
Total Current Assets	341,452	245,457

TOTAL ASSETS	$341,452	$245,457

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$25,952	$4,191
Accrued expenses	-	6,000
Accrued interest payable	25,636	12,089
Convertible notes payable	407,000	331,000
Notes payable	4,000	-
Total Current Liabilities	462,588	353,280

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, 10,000,000 and 5,000,000 shares authorized, respectively,
$0.001 par value; no shares issued and outstanding	-	-
Common stock, 200,000,000 and 70,000,000 shares authorized, respectively,
$0.001 par value; 6,151,111 and 4,731,111 shares issued
and outstanding, respectively	6,151	4,731
Additional paid-in capital	283,724	214,144
Accumulated deficit	(411,011)	(326,698)
Total Stockholder's Equity (Deficit)	(121,136)	(107,823)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$341,452	$245,457

The accompanying notes are an integral part of these financial statements

APD ANTIQUITIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Three Months Ended		For The Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
SALES	$-	$-	$-	$2,500

COST OF GOODS SOLD	-	-		2,500

GROSS PROFIT	-	-	-	-

EXPENSES
Marketing	277	81	777	81
Rent	900	900	1,800	1,800
General and administrative	748	719	2,832	753
Professional fees	16,203	26,766	44,595	30,061
Land consulting	-	-	31,259	-
TOTAL EXPENSES	18,128	28,466	81,263	32,695

LOSS FROM OPERATIONS	(18,128)	(28,466)	(81,263)	(32,695)

OTHER INCOME (EXPENSE)
Interest income	5,495	-	10,497	-
Interest expense	(6,967)	(2,510)	(13,547)	(2,510)
TOTAL OTHER INCOME (EXPENSE)	(1,472)	(2,510)	(3,050)	(2,510)

INCOME (LOSS) BEFORE INCOME TAXES	(19,600)	(30,976)	(84,313)	(35,205)
INCOME TAXES	-	-	-	-
NET INCOME (LOSS)	$(19,600)	$(30,976)	$(84,313)	$(35,205)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.00)	$(0.01)	$(0.01)	$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK SHARES OUTSTANDING, BASIC AND DILUTED	6,151,111	4,431,000	5,820,671	4,280,835

The accompanying notes are an integral part of these financial statements

APD ANTIQUITIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Six Months Ended
	June 30, 2012	June 30, 2011
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(84,313)	$(35,205)
Adjustments to reconcile net loss
to net cash provided (used) by operating activities:
Decrease (increase) in inventory	-	2,500
Decrease (increase) in prepaid expenses	(300)	-
Decrease (increase) in interest receivable	(10,497)	-
Increase (decrease) in accrued expenses	(6,000)	(3,317)
Increase (decrease) in accounts payable	21,761	(17,159)
Increase (decrease) in interest payable	13,547	2,510
Increase (decrease) in commissions payable	-	(1,979)
Net cash used by operating activities	(65,802)	(52,650)

CASH FLOWS FROM INVESTING ACTIVITIES
Additional loans to Northern Adventure	(100,000)	(95,000)
Net cash provided by investing activities	(100,000)	(95,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock	71,000	13,000
Proceeds from convertible notes payable	100,000	150,000
Payment of note payable	(20,000)	(15,200)
Net cash provided by financing activities	151,000	147,800

Change in cash	(14,802)	150

Cash, beginning of period	15,040	41

Cash, end of period	$238	$191

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements

APD ANTIQUITIES, INC.

Notes to the Consolidated Financial Statements

June 30, 2012

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

APD Antiquities, Inc. (hereinafter “APD” or the “Company”) was incorporated on July 23, 1996 under the laws of the State of Nevada for the purpose of acquiring, importing, marketing, and selling valuable antiquity and art items of Asian origin.  Examples of these items are such things as furniture, works of art, antiques, glass works, porcelain, statues, pottery, sculptures and other collectibles and collector items that have their origin in the Far East.  These collectibles and antiques were previously acquired through a variety of agents and wholesale distribution sources in Hong Kong and the Peoples Republic of China. Acquisitions will be made by agents of APD and as the result of direct buying trips and direct contact with wholesale companies located in several Asian countries.  The Company changed its name from APD International Corporation in August of 1999.  As of December 31, 2011, the company wrote off its remaining inventory and has discontinued its original business.

On May 7, 2011, the Company formed APD Metals, Inc. a wholly owned subsidiary corporation in the state of Nevada, with the intent of acquiring mining properties, existing mineral leases and options to purchase existing leases in the Northwest.  On May 8, 2012, the name of the subsidiary was changed from APD Metals, Inc. to AMCOR Exploration, Inc.  The Company entered into a Letter of Intent with an unrelated entity to acquire options to lease mineral properties at a future date (see NOTE 6).

The Company maintains its corporate office in Spokane, Washington. The Company is now searching for an acquisition target.  The Company’s fiscal year end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

Basis of presentation

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10-Q and Article 8 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented.  Unaudited interim results are not necessarily indicative of the results for the full year.  These unaudited interim financial statements should be read in conjunction with the financial statements of the Company for the fiscal year ended December 31, 2011 and notes thereto contained in the information as part of the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2012.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to paragraph of 260-10-45-10 of the FASB Accounting Standards Codification.  Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during each period.  Diluted net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.  There were no potentially dilutive shares outstanding as of June 30, 2012 or 2011.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts. At June 30, 2012, the Company had not participated in consignment or conditional sales; therefore, there are no unsettled transactions related to sales or cost of sales.

Recently Issued Accounting Pronouncements

Management has reviewed and does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

Subsequent events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events.  The Company will disclose the date through which subsequent events have been evaluated and that date is the date when the financial statements were issued.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company had an accumulated deficit of $411,011 at June 30, 2012 and had a net loss of $84,313 and net cash used in operating activities of $65,802 for the period ended June 30, 2012, respectively.

While the Company’s cash position may not be sufficient enough to support the Company’s daily operations,  management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – COMMITMENTS

Rental Agreement

The Company has a month-to-month rental agreement for office space in Spokane, Washington.  The monthly rent is $300.

NOTE 5 – NOTES PAYABLE

On May 10, 2012 APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a promissory note relating to a loan in the amount of $2,000.  There is no interest on the note with a maturity date of August 31, 2012.

On May 10, 2012 APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a promissory note relating to a loan in the amount of $1,150.  There is no interest on the note with a maturity date of August 31, 2012.

On May 15, 2012 APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a promissory note relating to a loan in the amount of $850.  There is no interest on the note with a maturity date of August 31, 2012.

On May 15, 2012 APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $11,000 at 8% interest per annum with a maturity date of August 31, 2012. This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On May 18, 2012, APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest per annum with a maturity date of August 31, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On June 15, 2012, APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest per annum with a maturity date of August 14, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On June 18, 2012, APD Antiquities, Inc. entered into a definitive agreement with an accredited investor and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest per annum with a maturity date of August 14, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

At June 30, 2012 a total of $25,636 of interest has been accrued on all outstanding convertible promissory notes between April 4, 2011 and June 30, 2012.

NOTE 6 – LETTER OF INTENT

On April 8, 2011, the Company entered into a non-binding Letter of Intent with Northern Adventures LLC. (“Northern”) related to securing an option to enter into a lease agreement related to two mineral properties located in the state of Montana.  The Letter of Intent was amended and the number of mineral properties or leases has, by mutual consent, been increased to nine properties.  The Letter of Intent was amended on June 30, 2012 to run to September 30, 2012.

As part of the transaction with Northern, the Company has made several unsecured loans to Northern for the express purpose of securing additional mineral rights in the immediate area of the two mineral properties owned by Northern.

On January 5, 2012, a $15,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

On January 21, 2012, a $17,500 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

On May 15, 2012, a $10,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

On May 18, 2012, a $25,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

On June 18, 2012, a $32,500 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

The aggregate principal amount of loans due from Northern Adventures at June 30, 2012 is $322,500, plus interest of $18,414.

NOTE 7 – PREFERRED AND COMMON STOCK

The Company has 10,000,000 shares of preferred stock authorized and none issued; and 200,0000,000 shares of common stock authorized and 6,151,111 shares issued and outstanding.  The company has no stock purchase warrants or options outstanding.

NOTE 8 – INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method.  Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the income tax basis of assets and liabilities.  A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

At June 30, 2012 and December 31, 2011 the Company had gross deferred tax assets calculated at the expected rate of 35% of approximately $143,900 and $114,300, respectively, principally arising from net operating loss carryforwards for income tax purposes.  As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance of $143,900 and $114,300 has been established at June 30, 2012 and December 31, 2011, respectively.

The significant components of the Company’s net deferred tax asset (liabilities) at June 30, 2012 and December 31, 2011 are as follows:

	June 30, 2012	December 31, 2011
Net operating loss carryforwards	$ 411,011	$ 326,698
Gross deferred tax assets (liabilities):
Net Operating Loss	$ 143,900	$ 114,300
Valuation Allowance	(143,900)	(114,300)
Net Deferred tax asset (liability)	$ -	$ -

At June 30, 2012 and December 31, 2011, the Company has net operating loss carry forwards of approximately $411,000 and $327,000 respectively, which will expire in the years 2016 through 2033.  The net change in the allowance account was an increase of $29,600.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date through the date when the financial statements were issued to determine if they must be reported.  The Management of the Company determined that there were the following reportable subsequent events to be disclosed.

APD entered into an Option to Purchase Mineral Assets Agreement to acquire certain mining assets owned by Northern Adventures, Inc. on July 3, 2012.  If the option is exercised and the acquisition of the mining assets is completed, APD will change its business to the mineral exploration and development business.  The Board of Directors of APD believes that it is advisable and in the best interests of APD and its shareholders to change the name of APD to American Cordillera Mining Corporation after the acquisition of certain mining assets belonging to Northern Adventures, Inc. to reflect its new business in the mineral exploration and development industry.

On July 30, 2012, a $30,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

On July 30, 2012, we entered into a definitive agreement with Kenneth Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest with a maturity date of September 30, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On July 30, 2012, we entered into a definitive agreement with Marisa Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest with a maturity date of September 30, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On July 30, 2012, we entered into a definitive agreement with Stuart Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest with a maturity date of September 30, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On July 30, 2012, we entered into a definitive agreement with Maria Lucrecia Tulic, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest with a maturity date of September 30, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On August 6, 2012, we entered into a definitive agreement with Steve Harman, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $20,000 at 8% interest with a maturity date of September 30, 2012.  This promissory note can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.

On August 6, 2012, a $5,000 unsecured loan was made to Northern Adventures, LLC.  The promissory note bears interest at 8% per annum and matures on September 30, 2012.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

THE FOLLOWING PLAN OF OPERATIONS SECTION SHOULD BE READ IN CONJUNCTION WITH OUR FINANCIAL STATEMENTS AND THE NOTES THERETO.  ALL STATEMENTS IN THIS INFORMATION STATEMENT RELATED TO OUR CHANGING FINANCIAL OPERATIONS AND EXPECTED FUTURE OPERATIONAL PLANS CONSTITUTE FORWARD-LOOKING STATEMENTS. THE ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE ANTICIPATED OR EXPRESSED IN SUCH STATEMENTS.  FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE.

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could materially differ from those estimates.

Plan of Operations

In its initial operational stage beginning with its commencement of operations in 1999, APD Antiquities, Inc. was an e-commerce based company which engaged in the business of acquiring and marketing antiques and collectible items, focusing our attention on high quality pieces from the Far East.  This business did not prove successful.  Our plan of operation for the coming year is to identify and acquire a favorable business opportunity through a merger or acquisition.

As an initial step to potentially redirect our business to the mineral exploration industry, on May 7, 2011, we formed APD Metals, Inc., a wholly owned subsidiary corporation in the state of Nevada.  APD Metals, Inc. was formed with the intent of acquiring mining properties in the Northwest United States and for the purpose of evaluating the feasibility of diversifying into the mineral exploration business.  As of this date, no properties or mineral leases have been acquired.  On May 8, 2012, the corporate name of our wholly owned subsidiary was changed from APD Metals, Inc. to AMCOR Exploration, Inc.

Loans Receivable.

On April 8, 2011, we entered into a non-binding Letter of Intent with Northern Adventures LLC, (“Northern”), an unrelated entity, pertaining to securing an option to enter into a lease agreement related to two mineral properties located in the state of Montana.  As part of the signing of the Letter of Intent with Northern, we made a one hundred twenty (120) day unsecured loan in the amount of $115,000 to Northern for the express purpose of securing additional mineral rights in the immediate area of the two mineral properties owned by Northern by locating, filing and recording approximately 55 unpatented mining claims at an average cost of $400 each.  The promissory note bears interest at 8% per annum.  Under the terms of the Letter of Intent, we agreed to loan Northern up to $200,000.  As of June 30, 2012, we have loaned Northern an aggregate principal amount of $322,500 pursuant to 14 promissory notes detailed below, exceeding the amount agreed upon in the Letter of Intent.  All notes bear interest at 8% per annum as shown in the chart below.  As a consequence of protracted inclement weather which inhibited the proposed work defined in the Letter of Intent between APD and Northern executed on April 8, 2011, we agreed with Northern to amend the non-binding Letter of Intent on four occasions, with the last amendment dated June 30, 2012 extending the maturity date of all promissory notes with Northern (listed below) to September 30, 2012.  The maturity date of all of the promissory notes were subsequently extended to December 31, 2012.

Subsequently, on July 3, 2012, APD signed an Option to Purchase Mineral Assets Agreement (the “Option Agreement”) with Northern Adventures, Inc. and Northern Adventures, LLC to acquire certain mineral assets owned by

Northern Adventures, Inc. that included the mineral properties covered by the Letter of Intent plus additional properties acquired with capital loaned by APD to Northern Adventures LLC.  See Subsequent Events below for a full description of the option agreement.

Loaned To	Date	Amount	Details
Northern Adventures LLC	4/4/2011	$20,000	8% interest
Northern Adventures LLC	4/12/2011	$35,000	8% interest
Northern Adventures LLC	5/3/2011	$40,000	8% interest
Northern Adventures LLC	8/24/2011	$40,000	8% interest
Northern Adventures LLC	9/8/2011	$15,000	8% interest
Northern Adventures LLC	9/21/2011	$20,000	8% interest
Northern Adventures LLC	10/10/2011	$7,500	8% interest
Northern Adventures LLC	11/1/2011	$20,000	8% interest
Northern Adventures LLC	11/15/2011	$25,000	8% interest
Northern Adventures LLC	1/5/2012	$15,000	8% interest
Northern Adventures LLC	1/21/2012	$17,500	8% interest
Northern Adventures LLC	5/15/2012	$10,000	8% interest
Northern Adventures LLC	5/18/2012	$25,000	8% interest
Northern Adventures LLC	6/18/2012	$32,500	8% interest
	Total	$322,500

As of June 30, 2012, interest in the amount of $18,414 has accrued on the aggregated principal amount of $322,500 owed to us by Northern Adventures, LLC.

Loans Payable.

Between April 4, 2011 and June 30, 2012 we entered into loans pursuant to promissory notes convertible into shares of common stock at $0.05 per share for an aggregate principal amount of $446,000, each at an interest rate of 8% per annum, of which principal of $407,000 remained outstanding after payment of $39,000 as of the quarter ended June 30, 2012 to one note holder.  The promissory notes are as follows:

On April 8, 2011, we executed a convertible promissory note with Marycliff Investment Corporation, an accredited unrelated corporation, relating to a loan in the amount of $50,000 at 8% interest per annum with an initial maturity date of January 3, 2012, which was extended to August 31, 2012 on June 30, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.  During the period ending June 30, 2012, a total of $39,000 was repaid on this promissory note.  As of June 30, 2012, total principal in the amount of $11,000 was still outstanding.

On April 12, 2011, we entered into a definitive agreement with Vincent Valdez, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of January 7, 2012 which was extended to August 31, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On April 30, 2011, we entered into a definitive agreement with Manuel Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of January 25, 2012 which was extended to August, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On August 23, 2011, we entered into a definitive agreement with Manuel Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $50,000 at 8% interest with a maturity date of December 31, 2011 which was extended to August 31, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On September 6, 2011, we entered into a definitive agreement with Vincent Valdez, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of January 14, 2012 which was extended to August 31, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On September 20, 2011, we entered into a definitive agreement with Larry Johnson, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of December 31, 2011 which was extended to August 31, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On September 30, 2011, we entered into a definitive agreement with Manuel Graiwer, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with an initial maturity date of December 31, 2011 which was extended to August 31, 2012 on March 31, 2012.  This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On November 2, 2011, we entered into a similar definitive agreement with Louis Cornacchia, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of March 31, 2012, which was extended to August 31, 2012 on March 31, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On November 14, 2011, we entered into a similar definitive agreement with Livorno Latin American, an accredited unrelated corporation, and executed a convertible promissory note relating to a loan in the amount of $50, 000 at 8% interest with a maturity date of March 31, 2012, which was extended to August 31, 2012 on March 31, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On February 17, 2012, we entered into a similar definitive agreement with Joseph Edington IV, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of March 31, 2012, which was extended to August 31, 2012 on March 31, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On May 15, 2012, we entered into a similar definitive agreement with Dylan Underhill, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $11,000 at 8% interest with a maturity date of August 31, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On May 18, 2012, we entered into a similar definitive agreement with Marycliff Investment Corporation, an accredited unrelated corporation, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of August 31, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On June 15, 2012, we entered into a similar definitive agreement with Jeffrey Greenman, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $25,000 at 8% interest with a maturity date of August 14, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On June 18, 2012, we entered into a similar definitive agreement with Kyle Carlson, an accredited unrelated individual, and executed a convertible promissory note relating to a loan in the amount of $10,000 at 8% interest with a maturity date of August 14, 2012. This promissory note can be converted to shares of restricted common stock at $0.05 per share at any time during the term of the promissory note.

On April 1, 2012 seven of the above note holders agreed to convert the principal and accrued interest of their promissory notes to common stock subject to APD acquiring the assets of Northern Adventures, Inc.  The conversion of the promissory notes are therefore on hold pending the consummation of an asset acquisition transaction between APD and Northern Adventures, Inc.

At June 30, 2012, a total of $25,636 of interest had accrued on the convertible promissory notes with an aggregate principal amount of $407,000.

As of the date of this filing, we have not yet entered into any definitive agreements with Northern to acquire their mining assets, but we do have a non-binding Letter of Intent which may result in a possible change of control transaction, of which there is no assurance, at some future date.  In the event we reach a formal agreement with Northern, of which there is no assurance, we expect to attempt to raise additional funds to be used as operating capital with a view to funding one or more proposed mineral exploration programs.  If necessary, we may sell common stock to provide additional cash for future operations and development.

Results of Operations

Since APD was formed on July 23, 1996, it has earned minimal revenues and has incurred a net operating loss since its inception of $411,011 through June, 2012.

Results of operations for the six months ended June 30, 2012, compared to the six months ended June 30, 2011 are as follows:

Net cash used in operating activities during the three months ended June 30, 2012 was $65,802 as compared to net cash used in operating activities during the six months ended June 30, 2011 of $52,650.  For the six months ended June 30, 2012, we reported a net loss of $84,313, gross revenues of $0, with a gross profit on sales of $0, compared to a net loss of $35,205, sales of $2,500, and a gross profit on sales of $0 during the six months ended March 31, 2011.  We incurred operating expenses of $81,263 in the six months ended June, 2012 and $32,695 in the six months ended June 30, 2011.  This is an increase of $45,568.  The major difference in the two periods was attributable to an increase in professional and consulting fees related to evaluating new business opportunities, specifically in the mineral exploration business, and due diligence related to a possible reorganization of the company.

Revenues

Total net revenues amounted to $0 for the six months ended June 30, 2012 compared to $0 for the corresponding period in the prior year.  This lack of revenue is attributed to the requirements to prepare for a proposed change in direction of the company’s future new business.

Operating Expenses

We incurred operating expenses of $81,263 in the six months ended June 30, 2012 and $32,695 in the six months ended June 30, 2011.  This is an increase of $48,568.  The major difference in the two periods was attributable to an increase in professional fees.

Net Income or Loss

For the six months ended June 30, 2012, we reported a net loss of $84,313 compared to a net loss of $32,695 for the corresponding period in the prior year, an increase in net loss of $49,108.  The net loss increase is primarily due to an increase in professional fees and interest expense.

Liquidity and Capital Resources

With respect to long term liquidity (periods in excess of one year), we are unable to reasonably project or otherwise make assumptions concerning future cash flows or amounts of funds that may be available to us.  With additional funding to carry on and support operations, management anticipates that our operating expenses would increase in the long-term as a result of an increase in sales and marketing activities, as well as general and administrative costs. Long-term liquidity is directly dependent upon either the future success of our business or our ability to identify and acquire a favorable business opportunity through merger or acquisition.  Without reasonable funding in the near future, we would attempt to enter into one or more business transactions that could involve a merger or sale of our company and/or the sale of some or all of its assets to protect our shareholders’ interest and investments.  No binding merger or acquisition agreements have been entered into at this time.

Our cash in the bank at June 30, 2012 was $238.  We do not have any available lines of credit.  Since inception we have financed our operations from private placements of equity securities and loans.  Between April 4, 2011 and June 30, 2012 we received loans for an aggregate principal amount of $407,000 as described above.  As of June 30, 2012, we have loaned Northern a total of $322,500 at 8% interest per annum pursuant a Letter of Intent as described above.  Our recent cash burn rate in our operations over year 2011 has been approximately $11,000 per month.  The cash burn rate has remained constant over the last quarter.  Given this recent rate of use of cash in our operations, we do not have sufficient capital to carry on operations past September 2012.  Our long term capital requirements and the adequacy of our available funds will depend on many factors, including the reporting company costs, public relations fees, and operating expenses, among others.  If we are unable to raise additional capital to repay loans, generate sufficient revenue, or receive further loans on an as needed basis, we will have to curtail or cease our operations.

We have had minimal operations and very limited revenues.  From inception to June 30, 2012, we have an accumulated deficit of $411,011.  For the six months ended June 30, 2012, we had a net loss of $84,313 and no revenues from sales.  At June 30, 2012, we had cash of $238, and receivables of $340,914, for total current assets of $341,452.  $322,500 of these assets are from notes receivable.  At June 30, 2012 our total liabilities were $462,588.  $407,000 of these liabilities are from convertible notes payable.  We have realized only minimal revenue from sales and had a net loss for the year ended December 31, 2011.  We believe that we could experience negative operating cash flow for the foreseeable future.  At June 30, 2012, we had outstanding debt of $407,000 from convertible loans as described in the Plan of Operations section above.  On April 1, 2012 seven of the above note holders agreed to convert the principal and accrued interest of their promissory notes to common stock subject to APD acquiring the assets of Northern Adventures, Inc.  The conversion of the promissory notes are therefore on hold pending the consummation of an asset acquisition transaction between APD and Northern Adventures, Inc.

If we decide not to proceed with our planned asset acquisition transaction with Northern Adventures, Inc. and Northern Adventures, LLC, under our Letter of Intent $145,000 of our loans will be treated as liquidated damages and will not be repaid leaving only principal of $177,500 plus accrued interest to be repaid.  There is no guarantee that

Northern Adventures, LLC will be able to repay the principal and accrued interest of $18,414 that is owed to us and if our lenders do not convert their promissory notes to common shares in that circumstance, we will have to repay those lenders the aggregate principal amount and accrued interest of $432,636.  Even if Northern Adventures, LLC were to repay its notes in full, we would still owe our lenders at least $236,722.

Our existing cash position is not sufficient to support our operations.  Accordingly, we continue to examine a range of possible funding sources, including additional strategic alliances, additional equity or debt private placements, the sale of existing assets, as well as the possibility of entering into one or more business transactions that could involve a merger or sale of our company and/or the sale of some or all of its assets.  We do not currently have any contractual restrictions on our ability to incur debt.  Any such indebtedness could contain covenants that would restrict our operations.  There can be no assurance that additional financing will be available on terms favorable to us, or at all.  If equity or convertible debt securities are issued, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences or privileges senior to those of our common stock.  This effect is attributed to the fact that while additional shares of common stock are issued from our treasury, our earnings at that particular moment remain consistent and, therefore, the earnings per share decreases.  If we are unsuccessful in these efforts, we will be required to curtail our ongoing operations.  If we were unable to sufficiently curtail our costs in such a situation, we might be forced to seek protection of the courts through reorganization, bankruptcy or insolvency proceeding, or cease operations completely.

Subsequent Events

On July 3, 2012, APD signed an Option to Purchase Mineral Assets Agreement (the “Option Agreement”) with Northern Adventures, Inc. and Northern Adventures, LLC to acquire certain mineral assets owned by Northern Adventures, Inc. (“NAI”) including existing mineral leases, options to acquire mineral leases granted by the State of Washington and outright ownership of 417 unpatented mining claims in exchange for the issuance of the number of shares of common stock of APD to provide the shareholders of NAI, on a post acquisition basis, with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date and the forgiveness of  all promissory notes owed by Northern Adventures, LLC (“NALLC”) to APD, in the aggregate principal amount of $322,500 plus accrued interest of $18,414 as of June 30, 2012.  Since June 30, 2012, APD loaned an additional $60,000 to Northern at 8% interest.  In the event APD provides any additional loans to Northern Adventures, LLC between the date of execution of the Option Agreement and the exercise of the option, the additional principal amounts of the promissory notes and accrued interest will be added to the debt to be forgiven.  If the option is exercised and the acquisition of the mining assets is completed, APD will change its business to the mineral exploration and development business.  The Board of Directors of APD believes that it is advisable and in the best interests of APD and its shareholders to change the name of APD to American Cordillera Mining Corporation, which name change has already been approved by our stockholders pursuant to a written consent, after the acquisition of certain mining assets belonging to Northern Adventures, Inc. to reflect its new business in the mineral exploration and development industry.  On June 30, 2012, we obtained (by written consent) the approval of thirteen (13) shareholders, each of whom owns greater than 5% of the shares issued and outstanding; of which two shareholders were officers and directors.  These thirteen shareholders are the record owners of approximately 66.65% of our outstanding shares as of the date of the consent.

After the exercise of the option and the closing of the Asset Purchase Agreement involving in part the issuance of shares of APD common stock equal to 80.5% of the outstanding shares on a post acquisition basis to the shareholders of NAI, the shareholders of NAI will then hold 80.5% of the outstanding shares of common stock of APD.  The current stockholders of APD, who currently hold 6,151,111 shares of common stock, will experience very substantial dilution as a result of the issuance of the shares by APD to NAI, and due to the conversion of promissory notes into APD common stock by note holders, if any such conversions occur, and will become minority shareholders in APD.

Going Concern

Our independent public accountants have included explanatory paragraphs in their report on our financial statements for the year ended December 31, 2011, which express substantial doubt about our ability to continue as a going concern.  As discussed in Note 3 of our financial statements, included with this 10-Q, we have suffered recurring losses from operations since inception and an accumulated deficit that raises substantial doubt about our ability to continue as a going concern.

Critical Accounting Policies and Estimates

Revenue recognition: Sales are recognized as revenue when the amounts are contractually earned, fixed and determinable, and there is substantial probability of collection.  Revenues from retail sales are recognized at the time the products are delivered.

Although we do not provide a written warranty on its items sold, we will refund the purchase price paid to any customer in those instances when an item sold is proven to be non-authentic.  In a majority of instances, we receive a certificate of authenticity for documents (items) purchased from our vendors and are reasonably assured as to the provenance of its products.  Since inception, we have made no refunds for the sale of any non-authentic items nor has we received any claims or notice of prospective claims relating to such items.  Accordingly, we have not established a reserve against forgery or non-authenticity.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Our accounting estimates principally concern the net reliability of its receivables and the marketability and value of its inventory.  Actual results could differ from those estimates.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Corporate Governance

Our Board of Directors has no standing audit, nominating or compensation committees.  The entire board performs the function of each of these committees.

Golden Parachute Compensation.

None of our officers or directors have any arrangements with APD relating to compensation relating to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of our assets.

Information about Northern Adventures, Inc.

Description of Business

Northern Adventures, Inc. (NAI) was incorporated under the laws of the state of Nevada on March 30, 2012.  NAI’s fiscal year ending is December 31.  NAI is a development stage company that is engaged in the acquisition of mineral properties, leasing mineral properties and securing options to lease mineral properties.  NAI had not engaged in any business operations as of June 30, 2012.  NAI is currently in the development stage.    NAI was organized to serve as a holding company for certain mineral assets that may be part of a business combination through a merger, capital stock exchange, asset acquisition or other similar business combination.  The geographical areas of interest are the states of

Washington, Oregon, Idaho and Montana.

Mineral Leases and Claims Owned by NAI

On June 27, 2012, NALLC leased NAI 28 unpatented mining claims commonly referred to as the Monitor-Richmond Property located in Shoshone County, ID, for 25 years. The consideration for the lease was $5,000 and a royalty if the property goes into production. The $5,000 was paid to NALLC by loan proceeds it received from APD.

On June 26, 2012, Martin C. Clemets leased 18 patented mining claims commonly known as the Vienna Property to NAI for 25 years.  The consideration for the lease was $5,000 and a royalty on minerals sold.  The $5,000 was paid to Martin C. Clemets by NALLC that came from loan proceeds it received from APD.

On June 26, 2012, NALLC leased 62 unpatented mining claims commonly referred to as the Trout Creek Property in Mineral County, MT to NAI for 25 years.  The consideration for the leases was $25,000 and a production royalty on minerals sold.  The $25,000 was paid to NALLC by loan proceeds it received from APD.

On June 26, 2012, NALLC leased NAI 37 unpatented claims commonly referred to as the Quartz Creek Property located in Mineral County, MT for 25 years. The consideration was $25,000 and a royalty on the minerals sold.  The $25,000 was paid to NALLC by loan proceeds it received from APD.

On September 21, 2011, Bayhorse Silver Mine, LLC, granted an option to NALLC for a period of 18 months for $10,000 to evaluate the Bayhorse Silver Property and enter into a lease agreement relating to three patented mining claims and 21 unpatented mining claims located in Baker County, OR.  The option to lease and the 25 year lease agreement was assigned to NAI for no consideration.  If the option is exercised, NAI (or their successor) the lease agreement calls for $10,000 payment.

On June 25, 2012, Frank H. Blair and David Boleneus, each owning 50% interest in 48 unpatented mining claims in Okanagan County, WA, known as the Torado Creek Project in the Bodie Mining District, executed a quit claim deed of all interest in the claims to NAI for 25 years for no consideration.

On June 25, 2012, Frank H. Blair conveyed, released, and quit claim deeded to NAI, all interest in 173 unpatented claims commonly known as the North Moccasin Project or Plum Claims located in Fergus County, MT, for 25 years, for no consideration.

On June 20, 2012, Martin C. Clemets assigned 15 unpatented mining claims through a 25 year quit claim deeded to NAI, commonly referred to as the Box Claims or Box Project. No consideration was paid.

On June 20, 2012, Martin C. Clemets quit claim deeded 15 unpatented claims to NAI commonly referred to as McKinley-McNally Property for 25 years. No consideration was paid.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

NAI is a small private corporation incorporated in March 2012 and there is no public market for its par value $0.0001 common stock.  Since its inception in March 2012, NAI has never paid cash dividends to the holders of the common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

THE FOLLOWING PLAN OF OPERATIONS SECTION SHOULD BE READ IN CONJUNCTION WITH NAI'S FINANCIAL STATEMENTS AND THE NOTES THERETO.  ALL STATEMENTS IN THIS INFORMATION STATEMENT RELATED TO NAI'S CHANGING FINANCIAL OPERATIONS AND EXPECTED FUTURE OPERATIONAL PLANS CONSTITUTE FORWARD-LOOKING STATEMENTS. THE ACTUAL RESULTS MAY

DIFFER MATERIALLY FROM THOSE ANTICIPATED OR EXPRESSED IN SUCH STATEMENTS.  FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE.

This discussion and analysis of NAI's financial condition and results of operations are based on their financial statements that have been prepared under accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires NAI's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could materially differ from those estimates.

Plan of Operations

NAI was incorporated under the laws of the state of Nevada on March 30, 2012.  NAI is a development stage company that is engaged in the acquisition of mineral properties, leasing mineral properties and securing options to lease mineral properties.  NAI is currently in the development stage.  All activities of NAI to date relate to its organization, initial funding, share issuances, and acquisition of certain mineral assets.  NAI was organized to serve as a holding company for certain mineral assets that may be part of a business combination through a merger, capital stock exchange, asset acquisition or other similar business combination.  The geographical areas of interest are the states of Washington, Oregon, Idaho and Montana.

In June 2012, NAI acquired certain mineral assets pursuant to lease agreements with Northern Adventures, LLC (NALLC) and quitclaim deeds from Martin C. Clemets.  These mineral assets were subject to the option agreement described below in Subsequent Events..

Results of Operations

Since NAI was formed on March 30, 2012, it has earned zero revenues and has incurred a net operating loss since its inception of $3,015 through June 30, 2012.

Net cash used in operating activities through June 30, 2012 was $3,015.  Net loss through June 30, 2012 was $3,015, gross revenues was $0, and gross profit on sales was $0.  Operating expenses through June 30, 2012 was $3,015.

Liquidity and Capital Resources

With respect to long term liquidity (periods in excess of one year), NAI is unable to reasonably project or otherwise make assumptions concerning future cash flows or amounts of funds that may be available to them.  Management anticipates minimal operating expenses or general and administrative costs. Long-term liquidity is directly dependent upon either the future success of the business or its ability to identify and acquire a favorable business opportunity through merger or acquisition.  NAI has entered a binding option agreement with APD whereby their mineral assets and options owned can be assigned to APD in consideration of issuing 80.5% of its outstanding shares to NAI.  If the Option is executed, NAI will transfer shares to its shareholders based on their pro rata ownership and then NAI may be dissolved.

NAI's cash in the bank at June 30, 2012 was $1,185.  NAI has no available lines of credit.  Since inception NAI has financed its operations from private placements of equity securities.  Between March 30, 2012 and June 30, 2012,  NAI received investments for an aggregate principal amount of $4,200 for the issuance of 42,000,000 common shares.  NAI's long term capital requirements and the adequacy of its available funds will depend on operating expenses.

NAI's existing cash position is not sufficient to support any operations long term.

Subsequent Events

On July 3, 2012, APD signed a 90 day Option to Purchase Mineral Assets Agreement  with Northern Adventures, Inc. and Northern Adventures, LLC to acquire certain mineral assets owned by NAI including existing mineral leases, options to acquire mineral leases granted by the State of Washington and outright ownership or lease of 417 unpatented mining claims and three patented mining claims in exchange for the issuance of the number of shares of common stock of APD to provide the shareholders of NAI, on a post acquisition basis, with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date and the forgiveness of all promissory notes owed by Northern Adventures, LLC  to APD, in the aggregate principal amount of $322,500 plus accrued interest of $18,414 as of June 30, 2012.  This Option was subsequently extended to expire on December 31, 2012.  Since June 30, 2012, APD has loaned an additional $60,000 to Northern at 8% interest.  In the event APD provides any additional loans to Northern Adventures, LLC between the date of execution of the Option Agreement and the exercise of the option, the additional principal amounts of the promissory notes and accrued interest will be added to the debt to be forgiven.  If the option is exercised and the acquisition of the mining assets is completed, APD will change its business to the mineral exploration and development business.

After the exercise of the option and the closing of the Asset Purchase Agreement involving in part the issuance of shares of APD common stock equal to 80.5% of the outstanding shares on a post acquisition basis to the shareholders of NAI, the shareholders of NAI will then hold 80.5% of the outstanding shares of common stock of APD.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements

Northern Adventures, Inc.

 (A Development Stage Company)

June 30, 2012

Northern Adventures, Inc.
(A Development Stage Company)
Balance Sheet
(unaudited)

		June 30, 2012

Assets
Current Assets
Cash	$	$ 1,185

Total Current Assets		1,185

Total Assets		$1,185

Liabilities and Stockholders' Equity
Current Liabilities
Accrued liabilities		-

Total Current Liabilities		-

Stockholders’ Equity
Common stock, $.0001 par value, 50,000,000 shares authorized,
42,000,000 shares issued and outstanding		4,200
Additional paid-in capital		-
Deficit accumulated during the development stage		(3,015)

Total Stockholders' Equity		1,185

Total Liabilities and Stockholders' Equity		$1,185

See accompanying notes to the financial statements.

Northern Adventures, Inc.
(A Development Stage Company)
Statement of Operations
(unaudited)
		For the Period from
		March 30, 2012
		(inception) through
		June 30, 2012

REVENUES EARNED DURING THE DEVELOPMENT STAGE		$-

OPERATING EXPENSES

Organizational Expenses		2,015
Professional fees		1,000
Total Operating Expenses		3,015

LOSS FROM OPERATIONS		(3,015)

LOSS BEFORE TAXES		(3,015)

INCOME TAX PROVISION		-

NET LOSS		$(3,015)

NET LOSS PER COMMON SHARE -
BASIC AND DILUTED	$	Nil

Weighted Common Shares Outstanding -
basic and diluted		42,000,000

See accompanying notes to the financial statements.

Northern Adventures, Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
For the Period from March 30, 2012 (Inception) through June 30, 2012
(unaudited)
	Common Stock, $0.0001 Par Value		Additional	Deficit accumulated	Total
	Number of		Paid-in	During the	Stockholders'
	Shares	Amount	Capital	Development Stage	Equity

Balance, March 30, 2012 (inception)	-	$-	$-	$-	$-

Shares issued for cash	42,000,000	4,200	-	-	4,200

Net loss	-	-	-	(3,015)	(3,015)

Balance, June 30, 2012	42,000,000	$4,200	$-	$(3,015)	$1,185

See accompanying notes to the financial statements.

Northern Adventures, Inc.
(A Development Stage Company)
Statement of Cash Flows
(unaudited)
For the Period from
March 30, 2012
(inception) through
June 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(3,015)

NET CASH USED IN ORGANIZATIONAL ACTIVITIES	(3,015)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	4,200

NET CASH PROVIDED BY FINANCING ACTIVITIES	4,200

NET CHANGE IN CASH	1,185

Cash, Beginning of Period	0

Cash, End of Period	$1,185

See accompanying notes to the financial statements.

Northern Adventures, Inc.

(A Development Stage Company)

June 30, 2012

Notes to the unaudited Financial Statements

NOTE 1 – DESCRIPTION OF BUSINESS

Northern Adventures, Inc. (the “Company”) was incorporated under the laws of the state of Nevada on March 30, 2012.  The Company’s fiscal year ending is December 31.  The Company is a development stage company that is engaged in the acquisition of mineral properties, leasing mineral properties and securing options to lease mineral properties.  The Company had not engaged in any business operations as of June 30, 2012.  The Company is currently in the development stage.  All activities of the Company to date relate to its organization, initial funding, share issuances, and mineral lease acquisitions.  The Company was organized to serve as a holding company for certain mineral assets that may be part of a business combination through a merger, capital stock exchange, asset acquisition or other similar business combination.  The geographical areas of interest are the states of Washington, Oregon, Idaho and Montana.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Development stage company

The Company is a development stage company as defined by GAAP.  Although the Company has recognized some nominal amount of revenues since inception, the Company is still devoting substantially all of its efforts on establishing the business and, therefore, still qualifies as a development stage company.  All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Recent Accounting Pronouncements

The Company has evaluated all recent accounting pronouncements and believes that none will have a material effect on the Company.

Use of estimates

In the opinion of management, the accompanying balance sheets and related interim statements of income, cash flows, and stockholders' equity include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with GAAP. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising expenses when incurred. The Company had not incurred any advertising expense as of June 30, 2012.

Revenue recognition

The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

Start-up Cost

The Company expenses all costs associated with the start-up and organization when incurred.

NOTE 3 - MINERAL PROPERTY ACQUISITIONS

On June 27, 2012, NALLC leased NAI 28 unpatented mining claims commonly referred to as the Monitor-Richmond Property located in Shoshone County, ID, for 25 years. The consideration for the lease was $5,000 and a royalty if the property goes into production. The $5,000 was paid to NALLC by loan proceeds it received from APD.

On June 26, 2012, Martin C. Clemets leased 18 patented mining claims commonly known as the Vienna Property to NAI for 25 years.  The consideration for the lease was $5,000 and a royalty on minerals sold.  The $5,000 was paid to Martin C. Clemets by NALLC that came from loan proceeds it received from APD.

On June 26, 2012, NALLC leased 62 unpatented mining claims commonly referred to as the Trout Creek Property in Mineral County, MT to NAI for 25 years.  The consideration for the leases was $25,000 and a production royalty on minerals sold.  The $25,000 was paid to NALLC by loan proceeds it received from APD.

On June 26, 2012, NALLC leased NAI 37 unpatented claims commonly referred to as the Quartz Creek Property located in Mineral County, MT for 25 years. The consideration was $25,000 and a royalty on the minerals sold.  The $25,000 was paid to NALLC by loan proceeds it received from APD.

On September 21, 2011, Bayhorse Silver Mine, LLC, granted an option to NALLC for a period of 18 months for $10,000 to evaluate the Bayhorse Silver Property and enter into a lease agreement relating to three patented mining claims and 21 unpatented mining claims located in Baker County, OR.  The option to lease and the 25 year lease agreement was assigned to NAI for no consideration.  If the option is exercised, NAI (or their successor) the lease agreement calls for $10,000 payment.

On June 25, 2012, Frank H. Blair and David Boleneus, each owning 50% interest in 48 unpatented mining claims in Okanagan County, WA, known as the Torado Creek Project in the Bodie Mining District, executed a quit claim deed of all interest in the claims to NAI for 25 years for no consideration.

On June 25, 2012, Frank H. Blair conveyed, released, and quit claim deeded to NAI, all interest in 173 unpatented claims commonly known as the North Moccasin Project or Plum Claims located in Fergus County, MT, for 25 years, for no consideration.

On June 20, 2012, Martin C. Clemets assigned 15 unpatented mining claims through a 25 year quit claim deeded to NAI, commonly referred to as the Box Claims or Box Project. No consideration was paid.

On June 20, 2012, Martin C. Clemets quit claim deeded 15 unpatented claims to NAI commonly referred to as McKinley-McNally Property for 25 years. No consideration was paid.

NOTE 4 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred net losses and negative cash flows from operating activities for the period March 30, 201 (date of inception) to June 30, 2012, and has an accumulated deficit of $3,015 as of June 30, 2012.  The Company has relied upon its officers to fund its ongoing operations to date, and expects to continue to do so, as it has yet to generate cash from its operating activities. These factors raise substantial doubt about the Company’s ability to continue as a going concern until it completes a future financing plan. However, if necessary, the Company’s officers intend on borrowing money, restructuring debt, reducing or delaying expenditures and/or increasing ownership equity to ensure the Company continues operations. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 5 - INCOME TAXES

Deferred tax assets

At June 30, 2012, the Company had net operating loss (“NOL”) carry-forwards for Federal income tax purposes of $3,015 that may be offset against future taxable income through 2032.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $1,000 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $1,100.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.  The valuation allowance increased approximately $1,000 for the period ended June 30, 2012. Management estimates that the Company’s combined federal and state tax rates will be 34%.

Components of deferred tax assets at June 30, 2012 are as follows:

June 30, 2012
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$1,000
Less valuation allowance	(1,000)
Deferred tax assets, net of valuation allowance	$-

Income taxes in the statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

For the Period from March 30, 2012 (inception) through June 30, 2012
Federal statutory income tax rate	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)
Effective income tax rate	0.0%

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. The Company had no material adjustments to its liabilities for unrecognized income tax benefits.

Net loss per common share

Net loss per common share is computed pursuant to GAAP.  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.  There were no potentially dilutive shares or instruments outstanding as of June 30, 2012.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Cash flows reporting

The Company classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.

Subsequent events

The Company will disclose the date through which subsequent events have been evaluated and that date is the date when the financial statements were issued.

NOTE 6 – STOCKHOLDERS’ EQUITY

Issuance of common stock

The Company was incorporated on March 30, 2012.  Between March 30, 2012 and June 30, 2012 the company issued 42,000,000 par value $.0001 shares of common stock for $4,200 to 18 individuals and 1 business entities.  The Company has authorized 50,000,000 Common Shares at a par value of $0.0001 per share.  No Preferred Shares have been authorized or issued.

Neither the value of the shares nor the value of the services or assets the company received had a reliably measurable fair value so we valued the issuance of shares for services at par value.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

None

NOTE 8 – SUBSEQUENT EVENTS

On July 3, 2012, APD signed a 90 day Option to Purchase Mineral Assets Agreement (the “Option Agreement”) with Northern Adventures, Inc. and Northern Adventures, LLC to acquire certain mineral assets owned by Northern Adventures, Inc. (“NAI”) including existing mineral leases, options to acquire mineral leases granted by the State of Washington and outright ownership or lease of 417 unpatented mining claims and 3 patented mining claims in exchange for the issuance of the number of shares of common stock of APD to provide the shareholders of NAI, on a post acquisition basis, with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date and the forgiveness of all promissory notes owed by Northern Adventures, LLC (“NALLC”) to APD, in the aggregate principal amount of $322,500 plus accrued interest of $18,414 as of June 30, 2012.  This Option was subsequently extended to expire on December 31, 2012.  Since June 30, 2012, APD loaned an additional $60,000 to Northern at 8% interest.  In the event APD provides any additional loans to Northern Adventures, LLC between the date of execution of the Option Agreement and the exercise of the option, the additional principal amounts of the promissory notes and accrued interest will be added to the debt to be forgiven.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee.  No director has informed us that he intends to oppose the proposed corporate name change to be taken as set forth in this Information Statement.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission (the “SEC”).  These annual and quarterly reports, as well as other information APD Antiquities, Inc. is required to file pursuant to securities laws.  You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders.  We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at 1314 South Grand Blvd, Suite 2,, Spokane, Washington 99202, or by calling us at (509) 744-8590.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

ANNUAL REPORT AND OTHER FILED MATERIALS

A copy of our most recent Annual Report will not accompany this mailed proxy statement.  If you wish to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2011 with the Information Statement, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Tim Kuh, 1314 South Grand Blvd, Suite 2, Spokane, WA 99202.  The Annual Report on Form 10-K, including exhibits, and any of our other materials filed with the Securities and Exchange Commission (“SEC”) are available to read or copy at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our filed materials are also available online at the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov, where the SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the corporate actions authorized by our board of directors and by a majority of the shares held by our stockholders. Your consent to the authorized corporate actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the Board of Directors of APD Antiquities, Inc. By: /s/ Cindy K. Swank Cindy K. Swank, President Date: October 5, 2012